EXHIBIT 10.4

SERVICE AND MAINTENANCE AGREEMENT

between

MADISON GAS AND ELECTRIC COMPANY

as Buyer

and

VESTAS-AMERICAN WIND TECHNOLOGY, INC.

as Supplier

for the

TOP OF IOWA PHASE III PROJECT

Dated as of September 29, 2006

Table of Contents

Page

ARTICLE 1 DEFINITIONS AND INTERPRETATION

1

1.1

Definitions

1

1.2

Recitals, Articles, Sections and Exhibits

9

1.3

Gender

9

1.4

Successors and Assigns

9

1.5

Day

9

1.6

Grammatical Forms

9

1.7

References to Documents

9

ARTICLE 2 SUPPLIER’S PERFORMANCE OBLIGATIONS

9

2.1

Site Services

9

2.2

Additional Services

10

2.3

Availability Covenants

10

2.4

Standards of Performance

10

2.5

Exclusions

10

2.6

Changes in Law

11

2.7

Service Personnel; Tools and Equipment

11

2.8

Communication and Reporting

12

2.9

Updates and Revisions to Reference Documents

12

2.10

Permits

12

2.11

Meetings

12

2.12

Safety Rules and Regulations

13

2.13

Cooperation with Other Contractors

13

2.14

Supplier Hazardous Substances

13

ARTICLE 3 SUPPLIER’S PARTS OBLIGATIONS

14

3.1

Parts Availability

14

3.2

Post Term Parts Warranty

14

3.3

Title

14

ARTICLE 4 BUYER’S PERFORMANCE OBLIGATIONS

14

4.1

Access

14

4.2

Safety Rules and Regulations

15

4.3

Permits and Real Property Rights

15

4.4

Storage Space

15

4.5

Supplier’s Parts, Tools and Equipment

15

4.6

Hazardous Substances

15

4.7

Compliance with Applicable Law, Health and Safety

15

4.8

Notices

16

4.9

Monitoring and Diagnostics Systems

16

4.10

Operations and Management of the Project

16

4.11

Taxes

16

4.12

Buyer’s Manager

16

4.13

Further Assurances

17

4.14

Project Specific Operational Requirements

17

ARTICLE 5 EXCLUSIVITY

17

ARTICLE 6 FEES AND PAYMENT TERMS

18

6.1

Fees.

18

6.2

Late Payment Interest

18

ARTICLE 7 LIMITATIONS OF REMEDIES AND  LIABILITIES

19

7.1

Overall Limitation of Liability

19

7.2

Consequential Damages

19

7.3

Releases Valid in All Events

19

7.4

Survival

19

ARTICLE 8 INSURANCE

20

ARTICLE 9 FORCE MAJEURE OR EXCUSABLE EVENT

20

9.1

Force Majeure or Excusable Event

20

9.2

Procedures

20

9.3

Burden of Proof

21

ARTICLE 10 DEFAULT AND TERMINATION

21

10.1

Supplier Defaults

21

10.2

Buyer Defaults

22

10.3

Cure of an Event of Default

22

10.4

Event of Default Remedies.

23

10.5

Effect of Termination

23

ARTICLE 11 INDEMNIFICATION

24

11.1

General

24

11.2

Comparative Negligence

25

11.3

Availability of Insurance

25

11.4

Indemnification Procedure

25

11.5

Survival

25

ARTICLE 12 ARBITRATION

25

12.1

Arbitration Procedure

25

12.2

Attorneys’ Fees

26

12.3

Performance During Dispute

26

12.4

Third Parties

26

12.5

Language

27

12.6

Survival

27

ARTICLE 13 SUCCESSORS AND ASSIGNS

27

13.1

Assignment

27

13.2

Certain Restrictions

27

13.3

Certain Expenses.

27

13.4

Subcontracts

28

ARTICLE 14 CONFIDENTIALITY AND PUBLICITY

28

14.1

Confidential Information

28

14.2

Publicity

29

14.3

Survival

29

ARTICLE 15 GENERAL PROVISIONS

29

15.1

Waiver

29

15.2

Right of Waiver

29

15.3

Notice

29

15.4

Governing Law

30

15.5

Consent to Jurisdiction

30

15.6

Amendments

30

15.7

Entire Agreement

31

15.8

Certain Expenses

31

15.9

No Partnership Created

31

15.10

Survival

31

15.11

Further Assurances

31

15.12

Counterparts

31

15.13

Headings

31

15.14

No Rights in Third Parties

31

15.15

Severability

32

15.16

Joint Effort

32

15.17

Effectiveness

32

15.18

English Language Documents

32

15.19

Notices, Consents, and Approvals in Writing

32

List of Exhibits

Exhibit A

Reference Documents

Exhibit B

Rate Schedule

Exhibit C

Insurance Requirements

Exhibit D

Availability Covenants

Exhibit E

Error Code Allocation Table

Exhibit F

Project Site Description

Exhibit G

Post Term Parts Warranty Terms and Conditions

Exhibit H

Project Specific Operational Requirements

SERVICE AND MAINTENANCE AGREEMENT

THIS SERVICE AND MAINTENANCE AGREEMENT is made and entered into as of September 29, 2006 (the “Effective Date”) by and between Vestas-American Wind Technology, Inc., a California corporation (hereinafter, “Supplier”), and Madison Gas and Electric Company, a Wisconsin corporation (hereinafter, “Buyer”).  Buyer and Supplier are sometimes referred to individually as a “Party” and together as the “Parties.”

RECITALS:

A.

WHEREAS, Supplier and Buyer are entering into a Wind Turbine Supply Agreement dated as of the date of this Agreement (as the same may be amended, modified or supplemented from time to time, the “Wind Turbine Supply Agreement”), pursuant to which Supplier has agreed to supply certain Turbine Equipment more particularly described in the Technical Specifications attached to the Wind Turbine Supply Agreement which Buyer shall erect and install on certain real property owned or leased by Buyer in Worth County in the State of Iowa (the “Project”).

B.

WHEREAS, Supplier has made certain warranties regarding the Turbine Equipment pursuant to a Warranty Agreement dated as of the date of this Agreement (the “Warranty Agreement”) entered into between Supplier and Buyer.

C.

WHEREAS, Buyer wishes to obtain and Supplier is willing to make certain covenants regarding the availability of the Wind Turbines.

D.

WHEREAS, Buyer has requested Supplier to provide certain services and/or parts in connection with the Turbine Equipment.

E.

WHEREAS, Supplier has agreed to provide such services and/or parts to Buyer and make certain covenants regarding the availability of the Wind Turbines on the terms and subject to the conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE 1
DEFINITIONS AND INTERPRETATION

1.1

Definitions

.  Unless otherwise defined herein, initially-capitalized terms used in this Agreement (including the preamble and Recitals hereto) and not otherwise defined in the Wind Turbine Supply Agreement or the Warranty Agreement shall have the meanings specified below:

“AAA” has the meaning set forth in Section 12.1.

“Access” means full, unconditional and free access to and within the Project Site, allowing Supplier and its Affiliates and Subcontractors access to all of the Turbine Equipment, at all times and without prior notice.  “Access” shall include access on the Project Site, up to the Tower door and to and in the immediate vicinity of each of the Wind Turbines, including removal of ice and snow, which makes it possible for Supplier and its Affiliates and Subcontractors to bring and operate all necessary personnel and equipment, including without limitation cranes suitable for removing, repairing, replacing and maintaining the Turbine Equipment.

“Additional Services” means any work performed on the Turbine Equipment other than Scheduled and Unscheduled Maintenance, and any consulting services and optional equipment purchased after the Effective Date.

“Adjustment Date” has the meaning set forth in Section 6.1.2.

 “Affiliate” means, as to a specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person in question.  For the purposes of this definition, the concept of “control,” when used with respect to any specified Person, shall signify the possession of the power to direct the management and policies of such Person, whether through the ownership of voting securities or partnership or other ownership interests, or otherwise.

“Agreement” means this Service and Maintenance Agreement, including all Exhibits attached hereto, as the same may be amended from time to time.

“Annual Fee” has the meaning set forth in Section 6.1.2.

“Applicable Laws” means all laws, ordinances, statutes, rules, regulations, orders, and decrees of any Governmental Authority having jurisdiction over the Parties hereto, the Project or the Parties’ obligations under this Agreement, as the same may be amended, modified or repealed from time to time.

“Arbitration Notice” has the meaning set forth in Section 12.1.

“Availability” has the meaning set forth in Exhibit D.

“Availability Term” has the meaning set forth in Exhibit D.

“Balance of Plant Specifications” has the meaning set forth in the Wind Turbine Supply Agreement.

“Balance of Plant Work” has the meaning set forth in the Wind Turbine Supply Agreement.

“Business Day” means every day other than a Saturday, Sunday or a day on which banks are required or authorized by law or executive order to close in the State of Oregon, the State of New York or the State in which the Project is located.

“Buyer” has the meaning set forth in the preamble to this Agreement.

“Buyer Event of Default” has the meaning set forth in Section 10.2.

“Buyer Hazardous Substances” has the meaning set forth in Section 4.6.

“Buyer Indemnified Party” has the meaning set forth in Section 11.1.1.

“Buyer’s Manager” has the meaning set forth in Section 4.12.

“Buyer Parent” means MGE Energy, Inc., a Wisconsin corporation.

“Buyer Responsible Parties” has the meaning set forth in Section 11.1.2.

 “Change in Law” means (A) after the Effective Date, the enactment, adoption, promulgation, modification or repeal of any Applicable Law; or (B) the imposition of any material conditions on the issuance or renewal of any applicable Permit after the Effective Date (notwithstanding the general requirements contained in any applicable Permit at the time of application or issue to comply with future laws, ordinances, codes, rules, regulations or similar legislation).

“Climatic Data Sheet” has the meaning set forth in the Wind Turbine Supply Agreement.

“Commencement Date” means, for each Wind Turbine, the Commissioning Completion Date for such Wind Turbine.

“Commissioning Completion” has the meaning set forth in the Wind Turbine Supply Agreement.

“Commissioning Completion Date” has the meaning set forth in the Wind Turbine Supply Agreement.

“Confidential Information” has the meaning set forth in Section 14.1.

“Crane Pads” has the meaning set forth in the Wind Turbine Supply Agreement.

“Deemed Commissioning Completion Date” has the meaning set forth in the Warranty Agreement.

“Defect” means any material defect in design, manufacturing, materials or workmanship or damage (where the damage is caused by Supplier or by any defect for which Supplier or any of its Subcontractors is responsible) in or to the Turbine Equipment or any Part thereof, or any failure of the Turbine Equipment or any Part thereof to comply with the Technical Specifications, excluding in all cases (a) any of the foregoing attributable to or caused by ordinary wear and tear of the Turbine Equipment or any Part thereof and (b) any derating of a Wind Turbine provided for in the Project Specific Operational Requirements.

“Defective Part” means any Part that has a Defect.

“Delivery Point” has the meaning set forth in the Wind Turbine Supply Agreement.

“Disclosing Party” has the meaning set forth in Section 14.1.

“Dispute” has the meaning set forth in Section 12.1.

“Dollar” or “$” means a dollar of the US.

“Effective Date” has the meaning set forth in the preamble to this Agreement.

“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, environmental release or threatened environmental release of any Hazardous Substance or to health and safety matters, including the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. §§ 9601 et seq.; the Resource Conservation and Recovery Act, as the same may be amended from time to time, 42 U.S.C. §§ 6901 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. §§ 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. §§ 2601 et seq.; the Clean Air Act, 42 U.S.C. §§ 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. §§ 3803 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. §§ 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001 et seq.; the Hazardous Material Transportation Act, 49 U.S.C. §§ 1801 et seq. and the Occupational Safety and Health Act, 29 U.S.C. §§ 651 et seq.; and any state and local counterparts or equivalents, in each case as amended from time to time.

“Event of Default” means either a Buyer Event of Default or a Supplier Event of Default, as applicable.

“Excusable Event” means the acts or omissions of a Party or such Party’s subcontractors, suppliers, employees, agents or representatives when such acts or omissions delay or interfere with the other Party’s performance of its obligations under this Agreement.

“FAA Lighting” has the meaning set forth in the Wind Turbine Supply Agreement.

“Fees” means, collectively, the Interim Service Fee and the Annual Fee.

“Final Commissioning Completion Date” means the Commissioning Completion Date for the final Wind Turbine.

“Financing Party” means any and all lenders providing senior or subordinated construction, interim or long-term debt financing or refinancing to Buyer for the purchase, installation or operation of the Turbine Equipment or the Project.

“Force Majeure Event” means any event which is not within the reasonable control of the Party affected, and with the exercise of due diligence, could not reasonably be prevented, avoided or removed by such Party, and does not result from such Party’s negligence or the negligence of its agents, employees or subcontractors, which causes the Party affected to be delayed, in whole or in part, or unable to partially or wholly perform its obligations under this Agreement (other than a lack of funds or finances or any obligation for the payment of money), including: natural disasters; landslides; drought; fire; flood; extreme weather conditions, including those affecting visibility; during a time when Wind Turbines are to be Commissioned or during start-up testing: wind speeds greater than 20 m/s or less than 4 m/s; during a time when crane lifts of equipment or persons are to be performed: wind speeds greater than 10 m/s; during a time work is to be performed in a Hub: wind speeds greater than 15 m/s; at all other times work is to be performed on the Turbine Equipment, wind speeds greater than 20 m/s; ambient temperatures are outside of the operating parameters for the Wind Turbines described in the Technical Specifications; the interconnected electricity transmission or distribution system, including applicable substations, operating outside of the operating parameters of the Wind Turbines described in the Technical Specifications; wind shear; earthquake; lightning; hail; hurricanes; tornados; tsunamis; ice and ice storms; perils of sea; volcanic activity; epidemic; war (whether declared or undeclared) or other armed conflict; acts of God or the public enemy; riot; explosions; civil disturbance; sabotage; strikes, lockouts or labor disputes (except for strikes, lockouts or labor disputes isolated to the Party claiming Force Majeure); vandalism; terrorism or threats of terrorism; action, ruling, decree or injunction of a Governmental Authority; blockades; accidents in shipping or transportation (but solely to the extent such accident would itself be a Force Majeure Event if the Person shipping or transporting were a party hereto); and the closing of or congestion (beyond reasonably foreseeable levels) in any harbor, dock, port, canal or area adjunct thereto.  Force Majeure Events include the failure of a subcontractor or supplier to furnish labor, services, materials or equipment in accordance with its contractual obligations (but solely to the extent such failure is itself due to a Force Majeure Event).  Force Majeure Events shall not include (a) a Party’s financial inability to perform under this Agreement, (b) a failure of equipment except if caused by a Force Majeure Event, (c) unavailability of spare parts except if caused by a Force Majeure Event or (d) sabotage by employees, agents or any subcontractors of the Party claiming the Force Majeure Event.

“GDPIPD” means the implicit price deflator for the gross domestic product as computed and published from time to time by the U.S. Department of Commerce.

“Governmental Authority” means any federal, state, local, municipal or other governmental, regulatory, administrative, judicial, public or statutory instrumentality, court or governmental tribunal, agency, commission, authority, body or entity, or any political subdivision thereof, having legal jurisdiction over the matter or Person in question.

“Guaranteed Delivery Dates” has the meaning set forth in the Wind Turbine Supply Agreement.

“Hazardous Substances” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Hub” has the meaning set forth in the Wind Turbine Supply Agreement.

“Indemnified Party” has the meaning set forth in Section 11.4.

“Indemnifying Party” has the meaning set forth in Section 11.4.

“Installation Manual” has the meaning set forth in the Wind Turbine Supply Agreement.

“Interim Service Fee” has the meaning set forth in Section 6.1.1.

“LIBOR” means the one-month London Interbank Offered Rate published in the Wall Street Journal on the last Business Day of the most recent calendar month.

“Losses” has the meaning set forth in the Wind Turbine Supply Agreement.

“Monthly Performance Report” has the meaning set forth in Section 2.8.3.

“Operating Manual” has the meaning set forth in the Wind Turbine Supply Agreement.

“Other Contractors” means those Persons, other than Supplier, with whom Buyer contracts or subcontracts to perform work in connection with all or any portion of the Project, including operating the Turbine Equipment.  “Other Contractors” includes the contractors providing Balance of Plant Work and may also include Buyer in the event Buyer elects to perform any work in connection with the Project.

“Part” means any part or component of the Turbine Equipment.

“Party” or “Parties” has the meaning set forth in the preamble to this Agreement.

“Permit” means any valid waiver, exemption, variance, franchise, permit, authorization, license or similar order of or from, or filing or registration with, or notice to, any Governmental Authority having jurisdiction over the matter in question.

“Person” means any individual, corporation, partnership, limited liability company, association, joint stock company, trust, unincorporated organization, joint venture, governmental or political subdivision or agency thereof.

“Project” has the meaning set forth in Recital A.

“Project Site” means the site described in Exhibit F.

“Project Site Data” has the meaning set forth in the Wind Turbine Supply Agreement.

“Project Specific Operational Requirements” means those requirements regarding operation and shutdown of the Wind Turbines at the Project Site set forth on Exhibit H to this Agreement, as the same may be amended, modified or supplemented pursuant to Section 4.14.

 “Prudent Wind Industry Practices” means, in connection with the repair or replacement of components for wind power generation systems of a type and size and having geographical and climatic attributes similar to the Project, those practices, methods, specifications and standards of safety, performance, dependability, efficiency and economy, generally recognized by industry members in the United States as good and proper, and such other practices, methods or acts which, in the exercise of reasonable judgment by those reasonably experienced in the industry in light of the facts known at the time a decision is made, would be expected to accomplish the result intended at a reasonable cost and consistent with Applicable Laws, reliability, safety and expedition.  Prudent Wind Industry Practices are not intended to be limited to the optimum practices, methods or acts to the exclusion of all others, but rather to be a spectrum of good and proper practices, methods and acts.

“Real Property Rights” means all rights in or to real property, including but not limited to, leases, agreements for use or access, Permits, easements, licenses, rights of way, and utility and railroad crossing rights required to be obtained or maintained in connection with construction or operation of the Project on the Project Site and transmission of electricity to the point of delivery.

“Receiving Party” has the meaning set forth in Section 14.1.

“Reference Documents” means the then-current revisions of the manuals and other documents created by Supplier or its Affiliates applicable to the Turbine Equipment, as listed on Exhibit A, as the same may be updated and supplemented from time to time.

“Representatives” has the meaning set forth in Section 2.11.

“Rules” has the meaning set forth in Section 12.1.

“SCADA System” means the remote control and monitoring system for the Wind Turbines, as more particularly described in Exhibit D.2 to the Wind Turbine Supply Agreement.

“Scheduled Maintenance” means any maintenance, inspection or repair of, or other services scheduled to be performed on, the Turbine Equipment as specified in the Reference Documents for such Wind Turbine.

“Scheduled Maintenance Calendar” has the meaning set forth in Section 2.11.1.

“Service Sales Taxes” means all sales, services, use or similar taxes (including any and all items of withholding, deficiency, penalty, interest, or assessment related thereto) imposed by any Governmental Authority in connection with the performance of the Services, the Additional Services or Supplier’s other obligations under this Agreement.

“Services” means, collectively, the Site Services and the Additional Services.

“Site Services” means, collectively, the Scheduled Maintenance and the Unscheduled Maintenance.

“Storage and Laydown Areas” has the meaning set forth in the Wind Turbine Supply Agreement.

“Subcontractor” means any subcontractor or supplier of equipment or services to Supplier in connection with the performance of Supplier’s obligations under this Agreement.

“Supplier” has the meaning set forth in the preamble to this Agreement.

“Supplier Event of Default” has the meaning set forth in Section 10.1.

“Supplier Hazardous Substances” has the meaning set forth in Section 2.14.

“Supplier Indemnified Party” has the meaning set forth in Section 11.1.2.

“Supplier Parent” means Vestas Wind Systems A/S, a company organized under the laws of the Kingdom of Denmark.

“Supplier Parent Guaranty” has the meaning set forth in the Wind Turbine Supply Agreement.

“Supplier Responsible Parties” has the meaning set forth in Section 11.1.1.

“Technical Specifications” means the technical specifications for the Turbine Equipment more particularly described in Exhibit D of the Wind Turbine Supply Agreement.

“Term” means the period commencing on the Commencement Date for the first Wind Turbine and continuing to and ending on the fifth (5th) anniversary of the earlier of the Final Commissioning Completion Date and the final Deemed Commissioning Completion Date, unless terminated earlier pursuant to the terms hereof.

“Third Party Controversy” has the meaning set forth in Section 12.4.

“Tower” means a Tower as defined in and supplied under the Wind Turbine Supply Agreement.

“Turbine Equipment” means the Wind Turbines, Towers and SCADA System, and shall not include the foundations, electrical infrastructure, substation, FAA Lighting and other components comprising the Balance of Plant Work.

“Turbine Nacelle” means the turbine nacelle component of a Wind Turbine, including gearbox, generator, blade pitch controls and nacelle yaw controls, and associated control and ancillary equipment, but excluding the blades, Hubs and Towers.

“Unscheduled Maintenance” means the Unscheduled Warranty Maintenance and Unscheduled General Maintenance described in Section 2.1.2 and  Section 2.1.3.

“US” means the United States of America.

“Warranty Agreement” has the meaning set forth in Recital B.

“Wind Turbine Supply Agreement” has the meaning set forth in Recital A.

“Wind Turbines” means the Wind Turbines as defined in and supplied under the Wind Turbine Supply Agreement.

“Written Notice” means written notice to any Party to this Agreement which is delivered to the other Party in accordance with the terms of Section 15.3 hereof.

1.2

Recitals, Articles, Sections and Exhibits

.  References to Recitals, Articles, Sections and Exhibits are, unless otherwise indicated, to Recitals of, Articles of, Sections of and Exhibits to this Agreement.  All Exhibits attached to this Agreement are incorporated herein by this reference and made a part hereof for all purposes.  References to an Exhibit shall mean the referenced Exhibit and any sub-exhibits, sub-parts, components or attachments included therewith.

1.3

Gender

.  As used in this Agreement, the masculine gender shall include the feminine and neuter and the singular number shall include the plural, and vice versa.

1.4

Successors and Assigns

.  Unless expressly stated otherwise, references to a Person includes its successors and permitted assigns and, in the case of a Governmental Authority, any Person succeeding to its functions and capacities.

1.5

Day

.  As used in this Agreement, references to “days” shall mean calendar days, unless the term “Business Days” is used.  If the time for performing an obligation under this Agreement expires on a day that is not a Business Day, the time shall be extended until that time on the next Business Day.

1.6

Grammatical Forms

.  As used in this Agreement, where a word or phrase is specifically defined, other grammatical forms of such word or phrase have corresponding meanings; the words “herein,” “hereunder” and “hereof” refer to this Agreement, taken as a whole, and not to any particular provision of this Agreement; “including” means “including, for example and without limitation,” and other forms of the verb “to include” are to be interpreted similarly.

1.7

References to Documents

.  As used in this Agreement, all references to a given agreement, instrument or other document shall be a reference to that agreement, instrument or other document as modified, amended, supplemented and restated through the date as of which such reference is made.  Any term defined or provision incorporated in this Agreement by reference to another document, instrument or agreement shall continue to have the meaning or effect ascribed thereto whether or not such other document, instrument or agreement is in effect.

ARTICLE 2
SUPPLIER’S PERFORMANCE OBLIGATIONS

2.1

Site Services

.  During the Term, Supplier shall perform all maintenance, diagnostics, repair, and replacement services on the Turbine Equipment at the intervals set forth below:

2.1.1

Scheduled Maintenance.  Supplier shall perform Scheduled Maintenance in accordance with the intervals set forth in the Reference Documents and in accordance with the Scheduled Maintenance Calendar.

2.1.2

Unscheduled Warranty Maintenance.  As necessary to comply with its obligations under the Warranty Agreement, Supplier shall perform any  maintenance or repair of the Turbine Equipment not included within Scheduled Maintenance.

2.1.3

Unscheduled General Maintenance.  As necessary, Supplier shall perform all maintenance, diagnostics, repair and replacement services on Defective Parts.

2.2

Additional Services

.  Supplier shall perform any Additional Services in accordance with the terms of this Agreement (i) at the written request of Buyer pursuant to terms and conditions agreed to by the Parties, (ii) within a reasonable time following such request based on the facts and circumstances of the nature of such Additional Services and (iii) at Buyer’s additional cost and expense at Supplier’s then-current rate schedule, a current version of which is attached as Exhibit B for references purposes, or at fixed prices agreed in writing between the Parties prior to Supplier providing any such Additional Services.

2.3

Availability Covenants

.  During the Availability Term, the Wind Turbines shall be subject to the terms and conditions regarding Availability set forth in Exhibit D.

2.4

Standards of Performance

.  Supplier shall perform the Services in accordance with Prudent Wind Industry Practices, Applicable Laws in the US and the standards set forth in the Reference Documents.

2.5

Exclusions

.  Supplier’s obligations under Section 2.1 and Section 2.3 of this Agreement are exclusive and in lieu of all warranties, expressed or implied, of performance, merchantability, fitness for a particular purpose, custom, usage, or otherwise.  Other than those set forth in the Warranty Agreement, there are no other warranties, agreements or understandings, oral or written, that extend beyond those set forth in this Agreement with respect to the Turbine Equipment and any replacement Parts.  No other warranty, oral or written, which might have been given by an employee, agent or representative of Supplier or its Affiliates is authorized by Supplier.  Supplier is not and shall not be held liable or have any obligation under this Agreement for any loss or damage to the Turbine Equipment (or any reduced Availability) to the extent caused by or arising out of any of the following (except to the extent such loss or damage is the result of acts or omissions of Supplier or its Subcontractors):

2.5.1

Alterations or repairs carried out by Persons not authorized in writing by Supplier;

2.5.2

Conditions at the Project Site, including wind shear, lightning, hail, ice or dust storms, which are outside the applicable operating or design parameters of the Turbine Equipment;

2.5.3

Services provided by, or the use of materials, layouts and designs, supplied or required by any Person other than Supplier and its Subcontractors;

2.5.4

Abnormal wear, tear, erosion and corrosion caused by Project Site conditions;

2.5.5

Vandalism and/or malicious mischief;

2.5.6

Loss of production, loss of profit and other consequential or incidental loss, except as expressly set forth in Exhibit D, caused by a Defective Part;

2.5.7

Buyer’s or any Other Contractor’s acts or omissions except to the extent such acts or omissions were taken at the written direction of Supplier;

2.5.8

The siting, operation or use of Turbine Equipment outside the parameters set forth in the Operating Manual, the service bulletins issued by Supplier, the Project Specific Operational Requirements, the Technical Specifications or the Installation Manual;

2.5.9

The storage of Turbine Equipment not in accordance with the procedures set forth in the Installation Manual;

2.5.10

The failure of the Balance of Plant Work to be constructed in accordance with the requirements of the Wind Turbine Supply Agreement;

2.5.11

A Force Majeure Event;

2.5.12

The failure of Buyer or any Other Contractor to site the Wind Turbines in accordance with the Site Plan;

2.5.13

Application of the brakes to any Wind Turbine for a continuous period of forty-eight (48) hours or more;

2.5.14

Buyer or any Other Contractor having made configuration changes to the operating parameters of the Wind Turbines; or

2.5.15

Disconnection of the Project (at the substation and/or the collection system) from the interconnection utility grid while the Wind Turbines are under load, more than fifty-two (52) times in a consecutive twelve (12) month period.

2.6

Changes in Law

.  Buyer shall be responsible for all reasonable costs and expenses incurred by Supplier to comply with any Change in Law of the US or of the State of Iowa (including any such costs and expenses resulting from (i) an increase in Sales Taxes and (ii) any additions, revisions and modifications of the insurance required to be maintained pursuant to Article 8 hereof).  Buyer shall reimburse Supplier for the actual reasonable direct costs and expenses associated with any such Change in Law within seven (7) days after receipt by Buyer of an invoice and documentation supporting such additional costs in such detail as Buyer may reasonably request.

2.7

Service Personnel; Tools and Equipment

.  Supplier shall provide the Site Services using qualified personnel during normal business hours and, as deemed necessary by Supplier to meet its obligations hereunder, outside of normal business hours.  Supplier shall monitor the Wind Turbines remotely twenty-four (24) hours per day, seven (7) days per week, via the SCADA System and remotely reset WTGs as needed.  Without limiting Buyer’s obligations under Article 4, Supplier shall furnish its service personnel with such tools and equipment as are necessary to perform the Site Services.

2.8

Communication and Reporting

.  Buyer and Supplier shall exchange information and reports by the methods and on the schedules set forth below:

2.8.1

Log Books.  Supplier shall provide Buyer with a log book for each Wind Turbine for the recording and preservation of information concerning the identity and activity of all visitors to each Wind Turbine.  Such log book will be kept at the location of each such Wind Turbine.  All personnel and representatives of Supplier and Buyer shall be required to record their identity, the date, time and purpose of any visit to such Wind Turbine, the nature of any work performed thereon and such other details for which log books may reasonably be used.

2.8.2

Service Order Reports.  For each visit to perform Site Services to a Wind Turbine, Supplier shall prepare a written service report which describes (i) the parts used or replaced on the Wind Turbine and (ii) the Site Services performed by Supplier on the Wind Turbine during such visit.  Supplier shall provide Buyer copies of all service reports for each Wind Turbine serviced by Supplier on a monthly basis after the Commencement Date.

2.8.3

Monthly Performance Reports.  Supplier shall provide to Buyer by the fifteenth (15th) Business Day of each month a written report (a “Monthly Performance Report”) which for the prior calendar month provides a summary for each Wind Turbine of production, Availability, parts consumption, error codes, Scheduled Maintenance, Unscheduled Maintenance and other any other relevant issues with respect to such Wind Turbine.

2.8.4

Emergency Notification.  Upon obtaining knowledge thereof, Supplier shall immediately notify Buyer verbally (with Written Notice to follow within five (5) days) of any emergency or hazardous condition or occurrence of which Supplier becomes aware that in any way affects, or could affect, the safe operation of the Wind Turbines or the Project and the safety of personnel at the Project Site.

2.9

Updates and Revisions to Reference Documents

.  During the Term, Supplier shall provide to Buyer one (1) subscription to updates and revisions to the mechanical and electrical Reference Documents for the Wind Turbines.  Buyer shall provide Supplier with the name and contact information of the individual designated by Buyer to receive and take charge of receiving any updates or revisions to the Reference Documents (if other than the Buyer’s Manager).

2.10

Permits

.  Supplier shall obtain and maintain all Permits required by Applicable Law to be obtained in the name of Supplier and which are necessary to lawfully perform the Site Services.

2.11

Meetings

.  During the Term, a representative of each of Supplier and Buyer (the “Representatives”) shall meet in accordance with the schedule and for the purposes set forth below:

2.11.1

Annual Calendaring of Scheduled Maintenance.  Once prior to the Commencement Date of the first Wind Turbine, once during the first six (6) months of the Term, and once annually thereafter, the Representatives shall meet to discuss and agree upon the projected dates and times for the immediately following twelve (12) month period during which Supplier shall perform the Scheduled Maintenance on the Turbine Equipment (the “Scheduled Maintenance Calendar”); provided, that the Scheduled Maintenance Calendar shall be developed in accordance with the Operating Manual.  The dates and times in the Scheduled Maintenance Calendar may be amended thereafter by mutual agreement of the Representatives.

2.11.2

Monthly Status Reviews.  Prior to the fifteenth (15th) day of each calendar month, the Representatives shall meet to (i) discuss, review and analyze the information contained in the Monthly Performance Reports, (ii) discuss any technical issues which may have arisen with respect to the performance, availability or maintenance and servicing of the Wind Turbines, (iii) review Scheduled Maintenance and Unscheduled Maintenance performed during the preceding calendar month, (iv) review any and all failures by a Wind Turbine and the causes thereof, (v) discuss and review Scheduled Maintenance to occur during the next following calendar month and (vi) consider whether the then-current Scheduled Maintenance Calendar continues to be appropriate or should be revised in light of recent performance levels and current aggregate hours of actual operation of the Wind Turbines.

2.12

Safety Rules and Regulations

.  During performance of its obligations at the Project Site, Supplier shall, and shall cause its Subcontractors and their respective agents and employees to comply with Supplier’s safety program attached as Exhibit I to the Wind Turbine Supply Agreement.

2.13

Cooperation with Other Contractors

.  Supplier acknowledges and agrees that Other Contractors may be present at the Project Site and agrees, at no cost or expense to it, to reasonably cooperate with such Other Contractors to allow the performance of its and their respective obligations to occur concurrently.

2.14

Supplier Hazardous Substances

.  Supplier, at its sole cost and expense, shall arrange and contract for the disposal, transportation and reporting of Hazardous Substances brought onto and released at the Project Site by Supplier or its Subcontractors (whether prior to or after the Effective Date) (such Hazardous Substances hereinafter referred to as “Supplier Hazardous Substances”) to the extent required by Applicable Laws, in each case, by licensed, insured, competent and professional contractors in a safe manner and in accordance with Applicable Laws.  As between Buyer and Supplier, Supplier shall be solely liable for any response, removal, investigation, cleanup or other remedial action required by any Applicable Laws related to any Supplier Hazardous Substances.  In the event Supplier encounters the presence of any Supplier Hazardous Substances at the Project Site differing from those ordinarily encountered in the type of work provided for in this Agreement, Supplier shall, to the extent continuing work would be inconsistent with Prudent Wind Industry Practices, Permits or Applicable Law, stop work and promptly report the condition to Buyer. In such event, Supplier shall remove or render harmless, or take other actions necessary to remedy the hazards associated with, the condition such that Supplier can resume work.

ARTICLE 3
SUPPLIER’S PARTS OBLIGATIONS

3.1

Parts Availability

.

3.1.1

During the Term, Supplier shall maintain a suitable inventory of spare parts for the Wind Turbines at a facility in North America to enable Supplier to fulfill its obligations hereunder.  Any and all replacement parts are and will remain the sole property of Supplier until such time as the same are installed into the Wind Turbines.

3.1.2

Parts shall be available for purchase by Buyer for the Turbine Equipment for a period of twenty (20) years after Commissioning Completion of the last Wind Turbine.  If Buyer elects to purchase any replacement Parts from Supplier for the Turbine Equipment within such time period, Supplier shall sell such replacement Parts to Buyer at Supplier’s then-effective list price.  Any costs incurred by Supplier for Sales Taxes relating to any Parts purchased pursuant to this Section 3.1.2 or in connection with shipping, handling, insurance, duties or other costs associated with the transportation or delivery of such Parts shall be reimbursed by Buyer.

3.2

Post Term Parts Warranty

.  In the event that Supplier replaces Defective Parts in the final year of the Term, Supplier hereby warrants to Buyer that the replacement Parts installed in the Wind Turbines during such period shall, subject to the exclusions set forth in Section 2.5,  be free of Defects for one (1) year following the date of installation of such replacement Parts; provided that in no event shall any such warranty extend beyond the period that is one (1) year following the expiration of the Term.  In order to obtain the benefits of such warranty, Buyer must comply with the Post Term Parts Warranty Terms and Conditions attached to this Agreement as Exhibit G.

3.3

Title

.  Title to any Part will remain with Supplier until such Part is installed in the applicable Wind Turbine.  Title to any removed part of a Wind Turbine will vest in Supplier upon removal, and Buyer shall promptly deliver any such part in its possession to Supplier.

ARTICLE 4
BUYER’S PERFORMANCE OBLIGATIONS

During the Term, Buyer shall perform the following obligations:

4.1

Access

.  Buyer shall provide Supplier with clear Access to the Project Site, each Wind Turbine and the space next to each Wind Turbine for lay-down, inspection and repairs of parts and equipment, to include snow removal and, if required, sanding.  Buyer shall ensure that all roads, Crane Pads and Storage and Laydown Areas on the Project Site are maintained in compliance with the standards set forth in the Balance of Plant Specifications.  Any delay incurred by Supplier in fulfilling its obligations as a consequence of Buyer’s failure to meet its obligation to provide Access pursuant to this Agreement shall be accounted from the time of Supplier’s request for Access to the time when Access has been provided.  In addition to the physical access to the Wind Turbines described above, Buyer shall provide Supplier with access to the SCADA System as provided for under Section 4.9.

4.2

Safety Rules and Regulations

.  Buyer shall, and shall cause the Other Contractors and their respective agents and employees to, observe all site safety rules and regulations issued by Supplier in compliance with Supplier’s safety program attached as Exhibit I.1 to the Wind Turbine Supply Agreement and Supplier’s site rules attached as Exhibit I.2 to the Wind Turbine Supply Agreement.

4.3

Permits and Real Property Rights

.  Buyer shall obtain and maintain all necessary Permits and Real Property Rights required (i) to be obtained in the name of Buyer in order to lawfully operate the Turbine Equipment and perform Buyer’s obligations under this Agreement and (ii) to be obtained in the name of Buyer, if any, in order to enable Supplier to lawfully access the Project Site and the Turbine Equipment.

4.4

Storage Space

.  Buyer shall provide storage space and other facilities at the Project Site for Supplier to store parts, tools and equipment in connection with the performance of Supplier’s obligations hereunder and under the Warranty Agreement, including, upon the request of Supplier, a minimum of one (1) tool container measuring at least forty (40) feet in length that is capable of being locked by Supplier.

4.5

Supplier’s Parts, Tools and Equipment

.  Buyer shall provide security for Supplier’s Parts and other parts, tools and equipment while in locked storage at the Project Site using the same care to protect the same as an ordinarily prudent person operating a project of a size and nature similar to the Project would use with its own property and shall be responsible for any damage to such property only to the extent resulting from its failure to use such care.  Buyer shall keep Supplier’s Parts and other parts, tools and equipment free and clear of any and all Liens created by or arising through Buyer.

4.6

Hazardous Substances

.  Buyer, at its sole cost and expense, shall arrange and contract for the disposal, transportation and reporting of Hazardous Substances existing on, in or under the Project Site (whether prior to or after the Effective Date) (Hazardous Substances existing on, in or under the Project Site other than Supplier Hazardous Substances which Supplier is obligated to address pursuant to Section 2.14, hereinafter referred to as “Buyer Hazardous Substances”) to the extent required by Applicable Laws, in each case, by licensed, insured, competent and professional contractors in a safe manner and in accordance with Applicable Laws.  As between Buyer and Supplier, Buyer shall be solely liable for any response, removal, investigation, cleanup or other remedial action required by any Applicable Laws related to any Buyer Hazardous Substances.  In the event Supplier encounters the presence of any Buyer Hazardous Substances at the Project Site differing from those ordinarily encountered in the type of work provided for in this Agreement, Supplier shall, to the extent continuing work would be inconsistent with Prudent Wind Industry Practices, Permits or Applicable Law, stop work and promptly report the condition to Buyer. In such event, Buyer shall remove or render harmless, or take other actions necessary to remedy the hazards associated with, the condition such that Supplier can resume work.

4.7

Compliance with Applicable Law, Health and Safety

.  Buyer shall operate the Turbine Equipment and ancillary equipment (except to the extent required of Supplier in connection with the performance of its obligations under this Agreement) and maintain the Project Site in accordance with the Operating Manual, Prudent Wind Industry Practices, the

Technical Specifications, all service bulletins issued by Supplier and all Applicable Laws and shall take all necessary precautions for the health and safety of Supplier’s personnel at the Project Site.

4.8

Notices

.  Upon obtaining knowledge thereof, Buyer shall (i) promptly, but in any event within five (5) days, give Supplier Written Notice of any events or facts or observations that may affect the operation of the Turbine Equipment or the performance of Supplier’s obligations under this Agreement, including any suspected malfunction, damage or defect which might adversely affect the production or the operational lifetime of the Turbine Equipment, and (ii) immediately notify Supplier verbally (with Written Notice to follow within three (3) days) of any emergency or hazardous condition or occurrence that in any way affects, or could affect, the safe operation of the Turbine Equipment or the Project and the safety of personnel at the Project Site.

4.9

Monitoring and Diagnostics Systems

.  Buyer shall allow Supplier full and complete access to the SCADA System in order for Supplier to monitor the Turbine Equipment and use any data generated by such system.  To facilitate Supplier’s access to the SCADA System, at Buyer’s sole expense, Buyer shall (i) install and maintain a T1 data grade line (or its equivalent), that is capable of supporting the SCADA System and that maintains an uptime equal to information technology industry standards and (ii) provide Supplier with a static public internet protocol (IP) address that is accessible through any internet connection.   Supplier shall be permitted remote client access to the SCADA System to monitor the Turbine Equipment and, subject to Article 14, use any Wind Turbine data generated by such system.

4.10

Operations and Management of the Project

.  Day-to-day operation and management of the Project will be conducted by Buyer or an operator of Buyer’s choosing.  Buyer shall ensure that such operation and management will be conducted in accordance with Prudent Wind Industry Practices, all Applicable Laws, the Operating Manual, all service bulletins issued by Supplier, the Technical Specifications and any Project Specific Operational Requirements.

4.11

Taxes

.  Buyer shall remit to Supplier all amounts payable for Service Sales Taxes within seven (7) days following receipt from Supplier of an invoice therefor and reasonable documentation supporting the calculation thereof.  Supplier shall cooperate with reasonable requests of Buyer in any efforts by Buyer to obtain exemption from, or to minimize, any such Service Sales Taxes.

4.12

Buyer’s Manager

.   Buyer shall appoint a single representative (who may be the same individual designated by Buyer pursuant to Section 2.11), and shall provide prompt Written Notice thereof to Supplier, to act as its manager and coordinator of this Agreement on Buyer’s behalf (the “Buyer’s Manager”).  To the extent practicable, the Buyer’s Manager shall not be replaced without reasonable prior Written Notice to Supplier.  The Buyer’s Manager (i) shall act as the liaison for Buyer’s communications with Supplier, (ii) shall be responsible for receiving all reports due under this Agreement from Supplier and delivering all reports due under this Agreement to the Supplier, (iii) shall have authority to act on behalf of Buyer and (iv) shall have the experience and authority to make reasonably prompt decisions regarding means and methods at the Project Site on a real time basis.  All communications given to or received from the

Buyer’s Manager shall be binding on Buyer.  Notwithstanding the foregoing, the Buyer’s Manager shall not have authority to amend or to modify any of the provisions of this Agreement.  Buyer shall at all times keep Supplier informed of the identity of and contact information for Buyer’s Manager and, to the extent a different individual has responsibility for site safety, environmental issues, emergencies and billing and invoicing, the identity of and contact information for such individuals.

4.13

Further Assurances

.  Buyer shall provide such assistance and support, including interfacing with Governmental Authorities and representatives, as may be  requested by Supplier in order to secure any licenses, permits or other approvals Supplier may need to perform its obligations hereunder.

4.14

Project Specific Operational Requirements

4.14.1

.  Buyer represents and warrants to Supplier that all information provided to Supplier by Buyer related to the Project and the Project Site, including the Project Site Data, to the best of Buyer’s knowledge, is true, accurate and complete in all material respects, and Buyer has no knowledge of any other information that would render the Project Site Data inaccurate or misleading in any material respect.  Supplier has received and reviewed the Project Site Data from Buyer and based on such review, Supplier has made a determination that Buyer must comply with the requirements for the operation and shutdown of the Wind Turbines set forth on Exhibit H as a condition to the effectiveness of Supplier’s obligations under this Agreement.  If it is determined after the Effective Date, that the actual operating conditions at the Project Site differ from the Project Site Data supplied by Buyer, Supplier may impose different or additional operational requirements for the Turbine Equipment in addition to those set forth on Exhibit H (such different or additional operational requirements along with the requirements set forth on Exhibit H are collectively referred to herein as the “Project Specific Operational Requirements”).  Supplier shall act reasonably and in good faith in determining the need for any Project Specific Operational Requirements after the Effective Date, and Exhibit H shall be revised as needed to reflect such Project Specific Operational Requirements.

ARTICLE 5
EXCLUSIVITY

During the Term, Buyer will not procure any services or parts for the Turbine Equipment from any Person other than Supplier and will not itself perform any services on the Turbine Equipment without the express written consent of Supplier.  Notwithstanding the foregoing, if a Supplier Event of Default that could reasonably be expected to materially and adversely affect the safety, reliability, or generating capacity of the Turbine Equipment has occurred for which Buyer has delivered notice and has not been cured within the applicable cure period, the exclusivity provisions of this Article 5 shall not apply and Buyer shall be entitled to engage a replacement service provider. If Supplier is not providing services hereunder, the Warranties under the Warranty Agreement and the covenants respecting Availability hereunder shall be conditioned upon Buyer performing, or causing a replacement service provider to perform, the services in accordance with standards of performance at least equivalent to the standards of performance as had been applicable to Supplier hereunder.  Any replacement service provider engaged by Buyer shall have demonstrated experience providing the same or similar services to wind generation facilities of a type and size and having geographical and climatic attributes similar to the Project.  Supplier shall not be liable for any warranty or other claim made by Buyer that resulted from or was caused by the servicing or operation of the Turbine Equipment by such replacement service provider not in accordance with the applicable performance standards set forth herein and in the Warranty Agreement.  If Supplier in good faith disputes the need for Services that are performed by Buyer or any replacement service provider hereunder or otherwise believes that the exercise of Buyer’s rights pursuant to this Article 5 was improper, Supplier may submit the matter to arbitration pursuant to Article 12 hereof.  To the extent that Buyer complies with the requirements set forth in this Article 5, the servicing or operation of the Turbine Equipment by such Person shall not relieve Supplier of its obligations hereunder or under the Warranty Agreement.  Any breach of this Article 5 will be deemed a material breach of this Agreement.

ARTICLE 6
FEES AND PAYMENT TERMS

6.1

Fees.

6.1.1

Interim Service Fee.  During the period from the Commencement Date for the first Wind Turbine until the Final Commissioning Completion Date, Buyer shall pay Supplier a fee equal to One Hundred Fifty-Seven Dollars ($157) per day per Wind Turbine that has achieved Commissioning Completion during such period (the “Interim Service Fee”).  Payments of the Interim Service Fee will made to Supplier monthly in arrears no later than tenth (10th) day of each following month and will be accompanied by complete and accurate documentation supporting Supplier’s calculation of the fee.

6.1.2

Annual Fee.  Commencing on the Final Commissioning Completion Date and continuing on each anniversary thereafter for the remainder of the Term, Buyer shall pay to Supplier a fee, in the amount of Forty-Five Thousand Eight Hundred Seventy-Five Dollars ($45,875) per Wind Turbine per year, payable in advance in equal quarterly installments (the “Annual Fee”).  The Annual Fee will be adjusted at the end of each anniversary of the Final Commissioning Completion Date commencing with the first anniversary of the Final Commissioning Completion Date (the “Adjustment Date”) by the percentage change, if any, in the GDPIPD most recently published prior to the relevant Adjustment Date over the GDPIPD determined for the immediately preceding Adjustment Date (or in the case of the first Adjustment Date, the GDPIPD published immediately preceding the Final Commissioning Completion Date); provided, however, that in no event shall the Annual Fee, as adjusted, be less than the immediately preceding Annual Fee.

6.2

Late Payment Interest

.  If a Party fails to timely make any payment due hereunder to the other Party, the failing Party shall pay interest to such other Party on all such unpaid amounts at a rate equal to the lesser of (i) LIBOR plus four (4) percent per annum or (ii) the maximum amount permitted by Applicable Law.

ARTICLE 7
LIMITATIONS OF REMEDIES AND  LIABILITIES

7.1

Overall Limitation of Liability

.  Notwithstanding anything to the contrary contained in this Agreement and without modification of other limits of liability set forth herein, in no event shall Supplier, Supplier Parent and their Affiliates be liable, alone or in the aggregate, to Buyer for any damages, claims, demands, suits, causes of action, losses, costs, expenses and/or liabilities in excess of an amount equal to the Fees payable by Buyer to Supplier under this Agreement, regardless of whether such liability arises out of breach of contract, guaranty or warranty, tort, product liability, indemnity, contribution, strict liability or any other legal theory; provided, however, that the preceding limitation of liability shall not apply to, and no credit shall be issued against such liability for: (a) Supplier’s indemnity obligations set forth in Article 11 solely as they relate to claims by third parties; or (b) liabilities resulting from (i) the gross negligence of Supplier or its Subcontractors or (ii) willful misconduct of Supplier or its Subcontractors.

7.2

Consequential Damages

.  Notwithstanding anything to the contrary contained in this Agreement, Buyer and Supplier waive all claims against each other (and against the parent companies and Affiliates of each, and their respective members, shareholders, officers, directors, agents and employees) for any consequential, incidental, indirect, special, exemplary or punitive damages (including loss of actual or anticipated profits, revenues or product; loss by reason of shutdown or non-operation; increased expense of operation, borrowing or financing; loss of use or productivity; and increased cost of capital) arising out of this Agreement; and, regardless of whether any such claim arises out of breach of contract, guaranty or warranty, tort, product liability, indemnity, contribution, strict liability or any other legal theory, and Buyer and Supplier each hereby releases the other and each of such Persons from any such liability.  Notwithstanding the provisions of this Section 7.2, any liquidated damages payable by Supplier under this Agreement shall not be deemed consequential damage.

7.3

Releases Valid in All Events

.  Except in cases of fraud, the Parties intend that the waivers and disclaimers of liability, releases from liability, limitations and apportionments of liability, and indemnity and hold harmless provisions expressed throughout this Agreement shall apply even in the event of the negligence (in whole or in part), strict liability, tort liability, fault or breach of contract (including other legal bases of responsibility such as fundamental breach) of the Party whose liability is released, disclaimed or limited by any such provision, and shall extend to such Party’s Affiliates and their respective partners, shareholders, directors, officers, employees and agents.  Notwithstanding anything herein to the contrary, no waiver, disclaimer, release, limitation or indemnity shall apply or be effective in the event of the willful misconduct, gross negligence or criminal act of the Party attempting to enforce such provision.

7.4

Survival

.  The provisions of this Article 7 shall survive the termination or expiration of this Agreement.

ARTICLE 8
INSURANCE

Buyer and Supplier shall each maintain the types and amounts of insurance coverages described in Exhibit C and shall otherwise comply with the terms and conditions set forth in Exhibit C.

ARTICLE 9
FORCE MAJEURE OR EXCUSABLE EVENT

9.1

Force Majeure or Excusable Event

.  Neither Party will have any liability or be considered to be in breach or default of its obligations under this Agreement to the extent that performance of such obligations or its efforts to cure are delayed or prevented, directly or indirectly, due to a Force Majeure Event or Excusable Event, which in the case of Supplier shall include being relieved from its obligations to repair or remedy a Defect for so long as the performance thereof is delayed or prevented by reason of a Force Majeure Event or Excusable Event; provided that the periods for any warranties hereunder shall not be extended due to any Force Majeure Event or Excusable Event, unless mutually agreed in writing by both Parties.

9.2

Procedures

.  If either Party, as a result of the occurrence of a Force Majeure Event or Excusable Event, is rendered wholly or partially unable to perform its obligations under this Agreement, such Party shall comply with the following:

9.2.1

the affected Party shall give the other Party Written Notice describing the particulars of the occurrence, with Written Notice given promptly after the occurrence of the event, and in no event more than five (5) Business Days after the affected Party becomes aware that such occurrence is a Force Majeure Event or Excusable Event; provided, however, that any failure of the affected Party to provide such Written Notice shall not waive, prejudice or otherwise affect such Party’s right to relief under this Section 9.2;

9.2.2

the affected Party shall give the other Party Written Notice estimating the event’s expected duration and probable impact on the performance of such Party’s obligations hereunder, and such affected Party shall continue to furnish timely regular reports with respect thereto during the continuation of the event;

9.2.3

the suspension of performance shall be of no greater scope and of no longer duration than is reasonably required by the event;

9.2.4

no liability of either Party which arose before the occurrence of the event causing the suspension of performance shall be excused as a result of the occurrence;

9.2.5

the affected Party shall exercise all reasonable efforts to mitigate or limit damages to the other Party, promptly taking appropriate and sufficient corrective action, including the expenditure of all reasonable sums of money;

9.2.6

the affected Party shall use all reasonable efforts to continue to perform its obligations hereunder and to correct or cure the event excusing performance; and

9.2.7

when the affected Party is able to resume performance of the affected obligations under this Agreement, the affected Party shall promptly resume performance and give the other Party Written Notice to that effect.

9.3

Burden of Proof

.  The burden of proof as to whether a Force Majeure Event or Excusable Event has occurred and whether such event excuses a Party from performance under this Agreement shall be upon the Party claiming such Force Majeure Event or Excusable Event.

ARTICLE 10
DEFAULT AND TERMINATION

10.1

Supplier Defaults

.  The occurrence of any one or more of the following events shall constitute an event of default by Supplier hereunder (a “Supplier Event of Default”):

10.1.1

Supplier fails to pay to Buyer any payment required under this Agreement which is not in dispute, and such failure continues for ten (10) days after receipt of Written Notice of such failure;

10.1.2

Any representation or warranty of Supplier contained in this Agreement shall prove to be false or misleading at the time such representation or warranty is made and has a material adverse effect on either Party’s ability to perform its obligations hereunder, and such false or misleading representation or warranty and material adverse effect continue uncured for thirty (30) days after receipt of Written Notice from Buyer;

10.1.3

Supplier or Supplier Parent voluntarily commences bankruptcy, insolvency, reorganization, stay, moratorium or similar debtor-relief proceedings or shall have become insolvent or generally does not pay its debts as they become due, or admits in writing its inability to pay its debts, or makes an assignment for the benefit of creditors and, with respect to Supplier Parent, Supplier has not delivered to Buyer another guaranty, bank bond or letter of credit in a form reasonably acceptable to Buyer to replace the Supplier Parent Guaranty;

10.1.4

Insolvency, receivership, reorganization, bankruptcy, or similar proceedings shall have been commenced against Supplier or Supplier Parent and such proceedings remain undismissed or unstayed for a period of ninety (90) days, and, with respect to Supplier Parent, Supplier has not delivered to Buyer another guaranty, bank bond or letter of credit in a form reasonably acceptable to Buyer to replace the Supplier Parent Guaranty;

10.1.5

Supplier Parent disavows its obligations under the Supplier Parent Guaranty or Supplier fails to cause the Supplier Parent Guaranty to be maintained in full force and effect and such disavowal or failure continues for ten (10) days after receipt of Written Notice of such disavowal or failure and Supplier has not delivered to Buyer another guarantee, bank bond or letter of credit in a form reasonably acceptable to Buyer to replace the Supplier Parent Guaranty;

10.1.6

Except as otherwise expressly provided for in this Section 10.1, Supplier is in material breach of its obligations under this Agreement (other than under Section 2.3 and Exhibit D hereto) and such material breach continues uncured for thirty (30) days after receipt of Written Notice from Buyer; or

10.1.7

A default in respect of Supplier shall have occurred and be continuing beyond the applicable cure period therefor under the Wind Turbine Supply Agreement or the Warranty Agreement.

10.2

Buyer Defaults

.  The occurrence of any one or more of the following events shall constitute an event of default by Buyer hereunder (a “Buyer Event of Default”):

10.2.1

Buyer fails to pay to Supplier any payment required under this Agreement which is not in dispute, and such failure continues for ten (10) days after receipt of Written Notice of such failure;

10.2.2

Buyer denies Supplier the access required by Section 4.1 for reasons not attributable to a Force Majeure Event, and such access is not granted within ten (10) days after receipt of Written Notice thereof from Supplier;

10.2.3

Any representation or warranty of Buyer contained in this Agreement shall prove to be false or misleading at the time such representation or warranty is made and has a material adverse effect on either Party’s ability to perform its obligations hereunder, and such false or misleading representation or warranty and material adverse effect continue uncured for thirty (30) days after receipt of Written Notice from Supplier;

10.2.4

Buyer voluntarily commences bankruptcy, insolvency, reorganization, stay, moratorium or similar debtor-relief proceedings, or will have become insolvent or generally does not pay its debts as they become due, or admits in writing its inability to pay its debts, or makes an assignment for the benefit of creditors;

10.2.5

Insolvency, receivership, reorganization, bankruptcy, or a similar proceeding shall have been commenced against Buyer and such proceeding remains undismissed or unstayed for a period of ninety (90) days;

10.2.6

Except as otherwise expressly provided for in this Section 10.2, Buyer is in material breach of its obligations under this Agreement and such material breach continues uncured for thirty (30) days after receipt of Written Notice from Supplier; or

10.2.7

A default in respect of Buyer shall have occurred and be continuing beyond the applicable cure period therefor under the Wind Turbine Supply Agreement or the Warranty Agreement.

10.3

Cure of an Event of Default

.  An Event of Default shall be deemed cured only if such default shall be remedied within the relevant time period, if any, specified in Sections 10.1 and 10.2 after Written Notice has been sent to the defaulting Party from the non-defaulting Party specifying the default and demanding that the same be remedied (provided that the failure of a Party to provide such notice shall not be deemed a waiver of such default).  Notwithstanding the foregoing, in the event of a Supplier Event of Default set forth in Sections 10.1.2, 10.1.4 or 10.1.6 or a Buyer Event of Default set forth in Sections 10.2.3, 10.2.5 or 10.2.6, if such default is not reasonably capable of cure within the relevant cure period set forth therein, but such default is reasonably capable of cure within the additional cure period set forth in this Section 10.3, then the default shall not be deemed a Supplier Event of Default or a Buyer Event of Default, as applicable, if the defaulting Party commences to remedy the default within the relevant cure period set forth therein and thereafter diligently pursues such remedy until such default is fully cured; provided, however, that in no event shall such additional period of time for the defaulting Party to effect a cure for any such default exceed one hundred twenty (120) days.  Notwithstanding anything contained herein, there shall be no additional cure period allowed for a breach by Supplier under Section 10.1.5.   Buyer agrees that it shall not terminate this Agreement in respect of any Supplier Event of Default under Section 10.1 occurring with respect to Supplier, but not Supplier Parent, if Supplier Parent shall have (i) cured in all material respects all such Supplier Events of Default (other than the defaults under Sections 10.1.3 or 10.1.4 , as applicable) and (ii) if there is then also a Supplier Event of Default under Sections 10.1.3 or 10.1.4 , irrevocably assumed this Agreement and the other Contract Documents.  Any such assumption shall be pursuant to a written agreement reasonably acceptable to Buyer.  Supplier agrees that it shall not terminate this Agreement in respect of any Buyer Event of Default under Section 10.2 occurring with respect to Buyer, but not Buyer Parent, if Buyer Parent shall have (i) cured in all material respects all such Buyer Events of Default (other than the defaults under Sections 10.2.4 and 10.2.5 , as applicable) and (ii) if there is then also a Buyer Event of Default under Sections 10.2.4 and 10.2.5 , irrevocably assumed this Agreement and the other Contract Documents.  Any such assumption shall be pursuant to a written agreement reasonably acceptable to Supplier.

10.4

Event of Default Remedies.

10.4.1

Termination by Buyer.  Upon the occurrence of a Supplier Event of Default which remains uncured following expiration of any applicable cure period, Buyer, without prejudice to any remedy provided herein or otherwise available at law or in equity, may, by Written Notice to Supplier, terminate this Agreement.  Subject to the rights and remedies for failure to meet the Availability set forth in Exhibit D, the termination of this Agreement will be without prejudice to any other rights or remedies which Buyer may have against Supplier, and no termination of this Agreement will constitute a waiver, release or estoppel by Buyer of any right, action or cause of action it may have against Supplier.

10.4.2

Termination by Supplier.  Upon the occurrence of a Buyer Event of Default which remains uncured following expiration of any applicable cure period, Supplier, without prejudice to any remedy provided herein or otherwise available at law or in equity, may, by Written Notice to Buyer, terminate, or suspend performance under, this Agreement.  The termination of, or suspension of performance under, this Agreement shall be without prejudice to any other rights or remedies which Supplier may have against Buyer, and no termination of, or suspension of performance under, this Agreement shall constitute a waiver, release or estoppel by Supplier of any right, action or cause of action it may have against Buyer.

10.5

Effect of Termination

.  No termination under Section 10.4 will release either Party from any obligations arising hereunder prior to such termination.  The exercise of the right of a Party to terminate this Agreement, as provided herein, does not preclude such Party from exercising other remedies that are provided herein or are available at law or in equity; provided, that no Party will have a right to terminate, revoke or treat this Agreement as repudiated other than in accordance with the other provisions of this Agreement; and provided, further, that the Parties’ respective rights upon termination will be subject to the liability limitations of Article 7.  Except as otherwise set forth in this Agreement, remedies are cumulative, and the exercise of, or failure to exercise, one or more of them by a Party will not limit or preclude the exercise of, or constitute a waiver of, other remedies by such Party.

ARTICLE 11
INDEMNIFICATION

11.1

General

11.1.1

Indemnification by Supplier.  Supplier hereby agrees to indemnify, defend and hold harmless Buyer and any Financing Party and any of their respective officers, agents, shareholders, partners, members, employees, representatives, consultants, advisors and/or their respective assigns (each a “Buyer Indemnified Party”), from and against any and all Losses incurred or suffered by Buyer or any Buyer Indemnified Party for (a) any violation of any Applicable Law or Permit to be complied with hereunder by any Supplier Responsible Party; (b) injury to or death of persons including employees of Supplier; and (c) any loss of or physical damage to the property of any Buyer Indemnified Party or any third parties to the extent not covered by Buyer’s insurance, and to the extent they are the result of the intentional or negligent acts or omissions of Supplier, its Subcontractors or any Person or entity directly employed by any of them, or any Person or entity for whose acts any of them are liable during the performance of Supplier’s obligations under this Agreement (collectively, the “Supplier Responsible Parties”); provided, however, that Supplier shall have no liability for damages to the proportionate extent resulting from any Buyer Responsible Party’s performance or non-performance under this Agreement or the negligence or willful misconduct of any Buyer Responsible Party.  The Parties agree that obligations giving rise to the payment of liquidated damages under this Agreement shall not give rise to a claim of indemnity under this Section 11.1.1.

11.1.2

Indemnification by Buyer.  Buyer hereby agrees to indemnify, defend and hold harmless Supplier and the Subcontractors and any of their respective officers, agents, shareholders, partners, members, Affiliates, employees, representatives, consultants, advisors and/or their respective assigns (each a “Supplier Indemnified Party”), from and against any and all Losses incurred or suffered by Supplier or any Supplier Indemnified Party for (a) any violation of any Applicable Law or Permit to be complied with hereunder by any Buyer Responsible Party; (b) injury to or death of persons including employees of Buyer; (c) any loss of or physical damage to the property of any Supplier Indemnified Party or any third parties, to the extent not covered by Supplier’s insurance, and to the extent arising out of or resulting from the intentional or negligent acts or omissions of Buyer, its subcontractors, or any Person or entity directly employed by any of them, or any Person or entity for whose acts any of them are liable during performance of Buyer’s obligations under this Agreement (collectively, “Buyer Responsible Parties”); and (d) any failure of any Buyer Responsible Party to pay for Sales Taxes for which Buyer is responsible pursuant to this Agreement; provided, however, that Buyer shall have no liability for any Losses to the proportionate extent resulting from any Supplier Responsible Party’s performance or non-performance under this Agreement or the negligence or willful misconduct of any Supplier Responsible Party.

11.2

Comparative Negligence

. It is the intent of the Parties that where, as between the Parties, negligence is determined to have been joint or contributory, principles of comparative negligence will be followed and each Party shall bear the proportionate cost of any loss, damage, expense or liability attributable to that Party’s negligence.

11.3

Availability of Insurance

.  Notwithstanding anything to the contrary in this Article 11, neither Party will be required to provide any indemnification to the other Party for any Losses when and to the extent that insurance proceeds are available therefor.

11.4

Indemnification Procedure

.  When a Party hereunder (“Indemnifying Party”) is required to indemnify the other Party (“Indemnified Party”) in accordance with this Article 11, the Indemnifying Party will assume on behalf of such Indemnified Party, and conduct with due diligence and in good faith, the defense of any claim against such Party, whether or not the Indemnifying Party will be joined therein, and the Indemnified Party will cooperate with the Indemnifying Party in such defense.  The Indemnifying Party will be in charge of the defense and settlement of such claim; provided, that without relieving the Indemnifying Party of its obligations hereunder or impairing the Indemnifying Party’s right to control the defense or settlement thereof, the Indemnified Party may elect to participate through separate counsel in the defense of any such claim, but the fees and expenses of such counsel will be at the expense of such Indemnified Party, except in the event that (a) the Indemnified Party will have reasonably concluded, acting in good faith and on the advice of counsel, that there exists a material conflict of interest between the Indemnifying Party and the Indemnified Party in the conduct of the defense of such claim (in which case the Indemnifying Party will not have the right to control the defense or settlement of such claim, on behalf of such Indemnified Party), or (b) the Indemnifying Party will not have employed counsel to assume the defense of such claim within a reasonable time after notice of the commencement of an action thereon, in which case the fees and expenses of counsel will be paid by the Indemnifying Party.  No Indemnifying Party will settle any such claims or actions in a manner which would require any action or forbearance from action by any Indemnified Party without the prior written consent of the Indemnified Party, which consent will not be unreasonably withheld.

11.5

Survival

.  The provisions of this Article 11 shall survive the termination or expiration of this Agreement.

ARTICLE 12
ARBITRATION

12.1

Arbitration Procedure

.  Any controversy, claim or dispute between the Parties hereto arising out of or related to this Agreement, or the alleged breach, termination, or invalidity hereof (“Dispute”), will be submitted for arbitration before a single arbitrator in accordance with the provisions contained herein and in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) in effect at the time of the arbitration (“Rules”) (but such arbitration shall not be required to be conducted under the auspices of AAA); provided, however, that notwithstanding any provisions of such Rules, the Parties shall have the right to take depositions (up to three (3) per Party) and obtain documents from the other Party regarding the subject matter of the arbitration.  Experts retained by a Party for the Dispute shall prepare reports in accordance with Fed. R. Civ. P. 26, which reports shall be exchanged as directed by the arbitrator.  If the Parties cannot agree upon an arbitrator within twenty (20) days following the service of the Arbitration Notice, then the arbitrator shall be selected pursuant to 9 U.S.C. sec. 5 or applicable state law.  Any Party desiring arbitration shall serve on the other Party its notice of intent to arbitrate (“Arbitration Notice”).  The Arbitration Notice shall be made within a reasonable time after the Dispute has arisen, and in no event shall it be made after the date when institution of legal or equitable proceedings based on such Dispute would be barred by the applicable statute of limitations.  All arbitration shall take place in the City of Chicago, Illinois, unless otherwise agreed to by the Parties.  Each Party shall be required to exchange documents to be used in the arbitration proceeding not less than fifteen (15) days prior to the arbitration or as directed by the arbitrator.  The Parties shall use all commercially reasonable efforts to conclude the arbitration as soon as practicable.  The arbitrator shall determine all questions of fact and law relating to any Dispute hereunder, including but not limited to whether or not any Dispute is subject to the arbitration provisions contained herein.  The arbitration proceedings provided hereunder are hereby declared to be self-executing, and it shall not be necessary to petition a court to compel arbitration.  Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

12.2

Attorneys’ Fees

.  In any arbitration or litigation to enforce the provisions of this Agreement, the prevailing Party in such action shall be entitled to the recovery of its reasonable legal fees and expenses (including reasonable attorneys’ fees and legal costs), fees of the arbitrator, costs and expenses such as expert witness fees, as fixed by the arbitrator or court without necessity of noticed motion.

12.3

Performance During Dispute

.  Subject to Section 10.4 with respect to a termination of this Agreement and the right to suspend performance of obligations hereunder, while any controversy, dispute or claim arising out of or relating to this Agreement is pending, Buyer and Supplier shall continue to perform their obligations hereunder notwithstanding such controversy, dispute or claim.

12.4

Third Parties

.  If a controversy, claim, dispute or difference arises between Buyer and Supplier which is subject to the arbitration provisions hereunder and there exists or later arises a controversy, claim, dispute or difference between Buyer and/or Supplier and any third party arising out of or related to the same transaction or series of transactions (“Third Party Controversy”), Buyer or Supplier shall be entitled to require that (i) the other Party be joined as a party to any arbitration of such Third Party Controversy being pursued with such third party and Supplier or Buyer (as the case may be) shall permit, and cooperate in, such joinder or (ii) the third party be joined as a party to the arbitration proceeding hereunder; provided, however, that for purposes of clause (i) above the third party must be a party to an agreement with Supplier or Buyer, or Affiliate of Supplier or Buyer, which provides for arbitration of disputes thereunder in accordance with rules and procedures substantially the same in all material respects as provided for herein; and provided further that, for purposes of clause (ii) above, the third party consents to such joinder within ten (10) days after an Arbitration Notice has been filed.  Once a third party is joined to a dispute hereunder pursuant to this Section 12.4, such third party shall be entitled to treatment as a Party for purposes of the arbitration procedures of this Article 12.

12.5

Language

.  All arbitration proceedings shall be conducted in the English language.

12.6

Survival

.  The provisions of this Article 12 shall survive the termination or expiration of this Agreement.

ARTICLE 13
SUCCESSORS AND ASSIGNS

13.1

Assignment

.  This Agreement shall be binding upon and shall inure to the benefit of the successors and permitted assigns of Supplier and Buyer.  This Agreement, and any rights or obligations hereunder, may only be assigned or otherwise transferred in whole, and not in part.  Further, neither Party may assign this Agreement, or any rights or obligations hereunder, except: (i) upon the prior written consent of the other Party, which consent shall not be unreasonably withheld, provided that Supplier shall have no obligation to consent to any assignment unless the proposed assignee or transferee is (A) a creditworthy entity with a net worth at least equal to the net worth of Buyer on the date of assignment or transfer and (B) not a wind turbine manufacturer or an Affiliate of a wind turbine manufacturer; (ii) to an Affiliate upon prior Written Notice to the other Party, provided, however, that in the case of Buyer such Affiliate is (A) a creditworthy entity with a net worth at least equal to the net worth of Buyer on the date of assignment or transfer and (B) not a wind turbine manufacturer or an Affiliate of a wind turbine manufacturer; (iii) to a Financing Party as collateral security, upon prior Written Notice to the other Party; or (iv) upon Written Notice to the other Party, to any entity succeeding to all or substantially all of such Party’s assets.  Notwithstanding the foregoing, upon any assignment of this Agreement by Supplier, the Supplier Parent Guaranty will remain in full force and effect until Buyer is issued and accepts alternate payment security.  No assignment or other transfer shall relieve either Party of its respective obligations hereunder.  Any assignment not in conformity with this Agreement shall be null and void and shall be deemed to be a material breach of this Agreement.  For purposes of this Agreement, an assignment shall be deemed to include any transfer or sale of all or substantially all of the assets or business of a Party or a merger, consolidation or other transaction that results in a change in control of a Party.

13.2

Certain Restrictions

.  Notwithstanding anything in this Article 13 to the contrary, (i) no Party may assign or transfer this Agreement, in whole or in part, unless such assignment or transfer is made together with the Wind Turbine Supply Agreement and (ii) Buyer shall assign or transfer this Agreement to any purchaser of the Project or any Person succeeding to substantially all of Buyer’s interests in the Project.

13.3

Certain Expenses.

  If Supplier incurs any out-of-pocket cost or expense (including attorneys’ fees) in connection with any collateral assignment to or cooperation with any Financing Party, or any regulatory treatment or approval sought by Buyer related to this Agreement or the Project, Buyer shall pay Supplier for such reasonable costs and expenses upon demand therefor.

13.4

Subcontracts

.  Buyer hereby agrees that Supplier may subcontract to a third party all or a portion of the work to be performed hereunder, but the use of any Subcontractors will not relieve Supplier of its responsibilities and obligations under this Agreement nor relieve Supplier in any way from any liability arising hereunder.

ARTICLE 14
CONFIDENTIALITY AND PUBLICITY

14.1

Confidential Information

.

14.1.1

A Party (the “Disclosing Party”) may disclose to the other Party (the “Receiving Party”) certain non-public information of a sensitive commercial nature, including the terms and conditions of this Agreement and all technical, product, marketing, financial, personnel, planning, and other information (“Confidential Information”).  Confidential Information marked “confidential,” “proprietary,” or similar language may be orally so designated or may not be marked or designated but is nevertheless non-public information of such Disclosing Party.  Confidential Information is received by the Receiving Party in confidence and in trust.  Accordingly, the Receiving Party shall use the Disclosing Party’s Confidential Information only as expressly permitted by this Agreement and shall limit the disclosure of Confidential Information to consultants, auditors, employees, subcontractors or agents of the Receiving Party or any Financing Party who have a need to know such Confidential Information for purposes expressly authorized by this Agreement and who are bound in writing by confidentiality terms no less restrictive than those contained herein; provided, that the Receiving Party shall use commercially reasonable efforts to coordinate with the Disclosing Party prior to the dissemination of Confidential Information to such parties and shall give the Disclosing Party a reasonable opportunity to object to such dissemination on the grounds that the proposed type or category of Confidential Information is not being disseminated on a “need-to-know” basis.  The Receiving Party shall provide to the Disclosing Party copies of its written confidentiality agreements entered into with its consultants, auditors, employees, subcontractors or agents (and in the case of Buyer, the Financing Party) prior to any disclosure to such parties.  Nothing in this Section 14.1 shall prohibit either Party from disclosing to third parties the fact that it has entered into this Agreement with the other Party, or to the extent disclosure of information is required in connection with either Party’s application for Permits.  Notwithstanding anything to the contrary contained herein, the Receiving Party may disclose Confidential Information to the extent required to comply with an order of a Governmental Authority with appropriate jurisdiction or as required to be disclosed under Applicable Law or any securities exchange requirement, provided that:

(i)

if the Receiving Party receives such an order, it shall promptly provide a copy of such order to the Disclosing Party, and the Disclosing Party shall have the right to seek to obtain a protective order or other remedy preventing or limiting disclosure.  If such protective order or other remedy is not obtained, the Receiving Party shall furnish only that portion of the Confidential Information that it is advised in writing by counsel that it is legally required to disclose.  The Receiving Party shall use diligent efforts to cooperate with the Disclosing Party in its efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information; and

(ii)

if the Receiving Party is required to make a disclosure of Confidential Information pursuant to any Applicable Law or any securities exchange requirement, the Receiving Party shall first seek confidential treatment of such Confidential Information, and in all such cases, the Disclosing Party shall have the right to approve the description of such Confidential Information being disclosed.

14.1.2

The Receiving Party shall notify the Disclosing Party immediately if the Receiving Party learns of any misappropriation or misuse of the Confidential Information and shall cooperate with the Disclosing Party to prevent such misappropriation or misuse.  The Receiving Party shall return to the Disclosing Party all Confidential Information upon written request or upon expiration or termination of this Agreement and shall certify in writing that it has done so.

14.2

Publicity

.  Neither Buyer nor Supplier shall publish any drawing, photograph, video or film or directly or indirectly disclose any information relating to the services to be performed under this Agreement to the press, radio, television or other news media without the prior written consent of the other Party (which consent shall not be unreasonably withheld or delayed) and subject to such reasonable conditions as may be prescribed by such Party.

14.3

Survival

.  The provisions of this Article 14 shall survive the termination or expiration of this Agreement.

ARTICLE 15
GENERAL PROVISIONS

15.1

Waiver

.  No delay or omission by the Parties in exercising any right or remedy provided for in this Agreement shall constitute a waiver of such right or remedy nor shall it be construed as a bar to or waiver of any such right or remedy on any future occasion.

15.2

Right of Waiver

.  Each Party, in its sole discretion, shall have the right, but shall have no obligation, to waive, defer or reduce any of the requirements to which the other Party is subject under this Agreement at any time; provided, however, that neither Party shall be deemed to have waived, deferred or reduced any such requirements unless such action is in writing and signed by the waiving Party.  A Party’s exercise of any rights hereunder shall apply only to such requirements and on such occasions as such Party may specify and shall in no event relieve the other Party of any requirements or other obligations not so specified.

15.3

Notice

.  Any notice or invoice required or authorized to be given hereunder or any other communications between the Parties provided for under the terms of this Agreement shall be in writing (unless otherwise provided) and shall be served personally or by reputable next Business Day express courier service or by facsimile transmission addressed to the relevant Party at the address stated below or at any other address notified by that Party to the other as its address for service.  Any notice so given personally shall be deemed to have been served on delivery, any notice so given by express courier service shall be deemed to have been served the next Business Day after the same shall have been delivered to the relevant courier, and any notice so given by facsimile transmission shall be deemed to have been served on transmission and receipt of confirmation of successful transmission during normal business hours.  As proof of such service it shall be sufficient to produce a receipt showing personal service, the receipt of a reputable courier company showing the correct address of the addressee or an activity report of the sender’s facsimile machine showing the confirmation of successful transmission.

The Parties’ addresses for notice and service are:

To Buyer:	Madison Gas and Electric Company 133 South Blair Street Madison, WI 53703 Attention: Gregory A. Bollom, Assistant Vice President – Energy Planning Telephone: (608) 252-4748 Facsimile: (608) 252-7098
To Supplier:	Vestas-American Wind Technology, Inc. 1881 SW Naito Parkway, Ste. 100 Portland, OR 97201 Attention: President Telephone: (503) 327-2000 Facsimile: (503) 327-2001

15.4

Governing Law

.  This Agreement and all matters arising hereunder or in connection herewith shall be governed by, interpreted under, and construed and enforced in accordance with the laws of the State of New York, without regard to conflicts of law principles (other than Section 5-1401 of the New York General Obligations Law).

15.5

Consent to Jurisdiction

.  Each of the Parties hereby irrevocably consents and agrees that any legal action or proceedings brought to enforce any arbitral award granted pursuant to Article 12 may be brought in the United States or New York state courts located in the borough of Manhattan, City of New York and by execution and delivery of this Agreement, each of the Parties hereby (i) accepts the jurisdiction of the foregoing courts for purposes of enforcement of any such arbitral award, (ii) irrevocably agrees to be bound by any final judgment (after any appeal) of any such court with respect thereto, and (iii) irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceedings with respect hereto brought in any such court, and further irrevocably waives to the fullest extent permitted by law any claim that any such suit, action or proceedings brought in any such court has been brought in an inconvenient forum.  Each of the Parties agrees that a final judgment (after any appeal) in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner to the extent provided by law.

15.6

Amendments

.  This Agreement may be modified or amended only by an instrument in writing signed by the Parties hereto.

15.7

Entire Agreement

.  This Agreement contains the entire understanding of the Parties with respect to the subject matter hereof and supersedes all prior and contemporaneous discussions, agreements and commitments between the Parties with respect hereto, and any prior and contemporaneous confidentiality agreements executed by the Parties in respect of the transactions contemplated by this Agreement.  There are no agreements or understandings between the Parties respecting the subject matter hereof, whether oral or written, other than those set forth herein, and neither Party has relied upon any representation, express or implied not contained in this Agreement.

15.8

Certain Expenses

.  If Supplier incurs any out-of-pocket cost or expense (including attorneys’ fees) in connection with any collateral assignment to or cooperation with any Financing Party, Buyer shall pay Supplier for such reasonable costs and expenses upon demand therefor.

15.9

No Partnership Created

.  Supplier is an independent contractor and nothing contained herein shall be construed as constituting any relationship with Buyer other than that of purchaser and independent contractor, nor shall it be construed as creating any relationship whatsoever between Buyer and Supplier, including employer/employee, partners or joint venture parties.

15.10

Survival

.  All provisions of this Agreement that are expressly or by implication to come into or continue in force and effect after the expiration or termination of this Agreement shall remain in effect and be enforceable following such expiration or termination.  The provisions of this Article 15 shall survive expiration or termination of this Agreement.

15.11

Further Assurances

.  Supplier and Buyer agree to provide such information, execute and deliver any instruments and documents and to take such other actions as may be necessary or reasonably requested by the other Party which are not inconsistent with the provisions of this Agreement and which do not involve the assumptions of obligations other than those provided for in this Agreement, in order to give full effect to this Agreement and to carry out the intent of this Agreement.  Until such time as a debt or equity financing with respect to the Project shall be in place, all references herein to the Financing Party, and all requirements for the concurrence, consent or approval of any such Party for any action or inaction hereunder, shall be of no force and effect.

15.12

Counterparts

.  This Agreement may be executed by the Parties in one or more counterparts, all of which taken together shall constitute one and the same instrument.  The facsimile signatures of the Parties shall be deemed to constitute original signatures, and facsimile copies hereof shall be deemed to constitute duplicate originals.

15.13

Headings

.  The headings to Articles, Sections and Exhibits of this Agreement are for ease of reference only and in no way define, describe, extend or limit the scope of intent of this Agreement or the intent of any provision contained herein.

15.14

No Rights in Third Parties

.  Except as otherwise expressly provided herein, this Agreement and all rights hereunder are intended for the sole benefit of the Parties hereto and shall not imply or create any rights on the part of, or obligations to, any other Person.

15.15

Severability

.  The invalidity of one or more phrases, sentences, clauses, Sections or Articles contained in this Agreement shall not affect the validity of the remaining portions of this Agreement so long as the material purposes of this Agreement can be determined and effectuated.

15.16

Joint Effort

.  Preparation of this Agreement has been a joint effort of the Parties and the resulting document shall not be construed more severely against one of the Parties than against the other.  Any rule of construction that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement, or any amendments or Exhibits hereto.

15.17

Effectiveness

.  This Agreement shall be effective on, and shall be binding upon, the Parties hereto upon the full execution and delivery of this Agreement, as of the Effective Date.

15.18

English Language Documents

.  Any document, manual, certificate or notice required or authorized to be given hereunder for the operation of the Project shall be provided in the English language.

15.19

Notices, Consents, and Approvals in Writing

.  Except as otherwise expressly provided herein, any consents, authorizations, notices and approvals contemplated herein shall be in writing.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

“Supplier”

VESTAS-AMERICAN WIND TECHNOLOGY, INC.,

a California corporation

By:  /s/ Jens Soby

Name:  Jens Soby

Title:

President

By:  /s/ Stephen Wieland

Name:  Stephen Wieland

Title:

Business Development Manager

“Buyer” MADISON GAS AND ELECTRIC COMPANY, a Wisconsin corporation By: /s/ Scott A. Neitzel Name: Scott A. Neitzel Title: Vice President – Energy Supply

Exhibit A

Reference Documents

1.

Service Manual, V82 & NM82, DLH 22000341-03.

2.

Operation & User Manual, Content & Documentation Guideline, V82-1.65 Mk2 & NM82/1650 Ver. 2, DLH 22000582-01.

3.

Installation Manual, Class II DLH 22000594-01 EN 2006-04-06 Installation Manual V82 MK IV 60Hz.

4.

Commissioning Manual, Content and Document Guideline, NM82 DLH 22000422-01.

5.

General Specification, V82-1.65MW MK II NM82/1650 Vers. 2, Class I TSD 4000258-02 EN 2005-02-09.

Exhibit B

Rate Schedule

Time and Materials, US Dollars, Effective December 7, 2005

Rates	Regular	Overtime	Holiday
Field Labor Technician	$//	$//	$//
Technical Support	$//	$//	$//
Administrative	$//	$//	$//
Shop Labor	$//	$//	$//
Blade Repair Labor	$//	$//	$//
Supervisor/Engineer/ High-Voltage Labor	$//	$//	$//
Subcontract Work		Cost plus //%
Parts and Materials – Vestas Parts Turbine parts – External of Vestas Supply Materials such as grease, tape, rags, or solvents		At standard Vestas rates, updated annually. Cost plus //% Cost plus //%
Travel Overnight Stay Airfare Travel Time & Mileage		$// per day (includes meals, lodging) Cost plus $// $// (included in rates)

Notations:

1.

All Repair Work, Equipment work, and other Work authorized on a T&M basis, shall be charged at the hourly rates set forth in this schedule.

2.

All Subcontract Work (including equipment rentals) and Parts and Materials shall be charged at the full amount of the contracted charge plus the percentage set forth in this schedule, excepting Parts and Materials supplied by Vestas.

3.

Overtime and Holiday work will be performed only by mutual agreement between Vestas and Wind Site Owner/Operator.

4.

Vestas shall provide personnel, hand tools, equipment, small routine supplies (such as hand tools or stationary supplies), and vehicles.   Any Parts and Materials will be charged at total cost plus the percentage set forth in the schedule.

5.

Regular work hours shall be understood to mean Monday through Friday, 7:00 a.m. to 4:00 p.m., except Holidays.

6.

All hourly labor rates are subject to change.

7.

All work performed outside of Regular work shall have a two (2) hour minimum charge billed at the Overtime or Holiday rates.

8.

Payment terms are Net 30 days, late payments charged at lesser of prime plus 3% or max allowed by law.

9.

All rates are in US Dollars.

10.

Applicable taxes will be additionally included.

Exhibit C

Insurance Requirements

1.1

General.  Supplier and Buyer shall maintain or cause to be maintained the insurance required by this Exhibit C with insurance companies of recognized responsibility reasonably satisfactory to the other Party until all obligations of Supplier and Buyer pursuant to the Agreement have been fully discharged, unless otherwise stated herein.  Notwithstanding the foregoing, either Party may self-insure with respect to some or all of the coverages required by this Exhibit C (other than the All-Risk Property Insurance and the excess liability insurance coverages).  The requirements of this Exhibit C as to insurance and the acceptability to a Party of insurers and insurance to be maintained by Supplier or Buyer are not intended to and shall not in any manner limit or qualify the liabilities and obligations assumed by Supplier or Buyer under the Agreement unless otherwise expressly indicated.

1.2

Notification.  A Party shall notify the other Party of any incident that would reasonably be expected to result in an insurance claim for an amount in excess of Fifty Thousand Dollars ($50,000) and keep the other Party timely apprised of insurance claim proceedings.

1.3

Supplier’s Insurance.

1.3.1

Commercial General Liability Insurance; Policy Exclusions.  From the Commissioning Completion Date for the first Wind Turbine and through the end of the Term, Supplier shall maintain, or cause to be maintained, Commercial General Liability Insurance on an “occurrence” or “claims-made” basis, including coverage for products/completed operations, broad form property damage, blanket contractual liability for both oral and written contracts and personal injury, with primary coverage limits of no less than One Million Dollars (U.S. $1,000,000) for injuries or death to one or more Persons or damage to property resulting from any one occurrence and a One Million Dollars (U.S. $1,000,000) aggregate limit.

1.3.2

Commercial Automobile Liability Insurance.  From the Commissioning Completion Date for the first Wind Turbine and through the end of the Term, Supplier shall maintain or cause to be maintained Commercial Automobile Liability Insurance on an “occurrence” basis, including coverage for owned, non-owned and hired automobiles for both bodily injury and property damage and containing appropriate no fault insurance provisions or other endorsements in accordance with state legal requirements, with limits of not less than One Million Dollars (U.S. $1,000,000) per accident with respect to bodily injury, property damage or death.

1.3.3

Excess Liability Insurance.  From the Commissioning Completion Date for the first Wind Turbine and through the end of the Term, Supplier shall maintain or cause to be maintained Excess Liability Insurance of not less than Five Million Dollars (U.S. $5,000,000).  Such coverage shall be on an “occurrence” or “claims-made” basis and over and above the coverage provided by the policies described in Sections 1.3.1 and 1.3.2 of this Exhibit C.  The excess policies shall not contain endorsements which restrict coverages as set forth in Sections 1.3.1 and 1.3.2 of this Exhibit C and which are provided in the underlying policies.

1.3.4

Workers’ Compensation and/or Disability Insurance.  From the Commissioning Completion Date for the first Wind Turbine and through the end of the Term, Supplier shall maintain or cause to be maintained Workers’ Compensation Insurance, Disability Benefits Insurance and such other forms of insurance as are required by law to provide for the Project on an “occurrence” basis covering Losses resulting from injury, sickness, disability or death of the employees of Supplier, with limits of not less than One Million Dollars (U.S. $1,000,000) per accident, One Million Dollars (U.S. $1,000,000) for disease, and One Million Dollars (U.S. $1,000,000) for each employee.

1.4

Buyer’s Insurance.

1.4.1

All Risk Property Insurance.  From the Commissioning Completion Date for the first Wind Turbine and through the end of the Term, Buyer shall maintain or cause to be maintained All Risk Property Insurance (including earth movement and flood, collapse, sinkhole and subsidence) on a completed value form.  Earth movement coverage shall include coverage for any natural or man-made earth movement, including earthquake or landslide, regardless of any other cause or event contributing concurrently or in any other sequence of Losses.  Flood coverage shall include coverage for waves, tide or tidal water, rising or overflowing of lakes, ponds, reservoirs, rivers, harbors, streams, or other bodies of water, whether or not driven by wind.  The All Risk Property Insurance shall be on a “replacement cost” basis and include removal of debris.

1.4.2

Commercial General Liability Insurance; Policy Exclusions.  From the Commissioning Completion Date for the first Wind Turbine and through the end of the Term, Buyer shall maintain, or cause to be maintained, Commercial General Liability Insurance for the Project on an “occurrence” or “claims-made” basis, including coverage for premises/operations explosion, collapse and underground hazards, products/completed operations, broad form property damage, blanket contractual liability for both oral and written contracts and personal injury, with primary coverage limits of no less than One Million Dollars (U.S. $1,000,000) for injuries or death to one or more Persons or damage to property resulting from any one occurrence and a One Million Dollars (U.S. $1,000,000) aggregate limit.

1.4.3

Commercial Automobile Liability Insurance.  From the Commissioning Completion Date for the first Wind Turbine and through the end of the Term, Buyer shall maintain or cause to be maintained Commercial Automobile Liability Insurance on an “occurrence” basis, including coverage for owned, non-owned and hired automobiles for both bodily injury and property damage and containing appropriate no fault insurance provisions or other endorsements in accordance with state legal requirements, with limits of not less than One Million Dollars (U.S. $1,000,000) per accident with respect to bodily injury, property damage or death.

1.4.4

Excess Liability Insurance.  From the Commissioning Completion Date for the first Wind Turbine and through the end of the Term, Buyer shall maintain or cause to be maintained Excess Liability Insurance of not less than Five Million Dollars (U.S. $5,000,000).

Such coverage shall be on an “occurrence” or “claims-made” basis and over and above the coverage provided by the policies described in Sections 1.4.1, 1.4.2 and 1.4.3 of this Exhibit C.  The excess policies shall not contain endorsements which restrict coverages as set forth in Sections 1.4.1, 1.4.2 and 1.4.3 of this Exhibit C and which are provided in the underlying policies.

1.4.5

Workers’ Compensation and/or Disability Insurance.  From the Commissioning Completion Date for the first Wind Turbine and through the end of the Term, Buyer shall maintain or cause to be maintained Workers’ Compensation Insurance, Disability Benefits Insurance and such other forms of insurance as are required by law to provide for the Project on an “occurrence” basis covering Losses resulting from injury, sickness, disability or death of the employees of Buyer, with limits of not less than One Million Dollars (U.S. $1,000,000) per accident, One Million Dollars (U.S. $1,000,000) for disease, and One Million Dollars (U.S. $1,000,000) for each employee.

1.5

Additional Insurance Policies.  Supplier and Buyer may, at their own expense, purchase and maintain or cause to be maintained such other or additional insurance (as to risks covered, policy amounts, policy provisions or otherwise) which they may require.

1.6

Claims Made Policy.  In the event that any policy is written on a “claims-made” basis and such policy is not renewed or the retroactive date of such policy is to be changed, Supplier or Buyer shall obtain for each such policy or policies the broadest basic and supplemental extended reporting period coverage or “tail” reasonably available in the commercial insurance market for each such policy or policies and shall provide the other Party with proof that such basic and supplemental extended reporting period coverage or “tail” has been obtained.  If a Party fails to provide the other Party with proof of such coverage, the other Party may purchase the coverage, and the Party failing to provide proof of such coverage shall reimburse the other Party for the full cost of such coverage.

1.7

Verification of Coverage.  Prior to the Commencement Date for the first Wind Turbine, each Party shall deliver to the other Party certificates of insurance or other reasonably satisfactory evidence verifying that the insurance coverages outlined in this Exhibit C are in full force and effect and naming the other Party and the Financing Parties as an additional insured.

1.8

Deductibles.  Payment of the deductible or self-retention amount shall be the responsibility of the Party required to maintain the policy of insurance hereunder and shall be payable by such Party on the same terms and conditions as if such Party were the insurer thereunder and the policy of insurance contained no provisions for a deductible or self-insured retention.  A Party shall obtain the prior written approval of the other Party to any deductible or self-retention amount exceeding Two Million Dollars ($2,000,000) for any policy of insurance hereunder.

1.9

Terms and Provisions of the Policies.  All policies of insurance required to be maintained by either Party under this Exhibit C shall: (a) for policies naming both Parties as insureds, provide a severability of interests clause and be deemed to constitute a separate contract with each insured; (b) shall provide (whether by endorsement or otherwise) that such policies are primary to and not excess to or on a contributing basis with any insurance or self-

insurance maintained by the other Party; and (c) with the exception of Worker’s Compensation and Disability Insurance, be endorsed to name as an additional insured the other Party and, where applicable, the Financing Parties, and the successors and assigns of each of them.  All policies of insurance required to be maintained by either Party under this Exhibit C shall provide that they may not be canceled, not renewed (or their renewal refused) or materially changed without thirty (30) days’ prior written notice to such Party.  Each Party shall provide written notice to the other Party no later than five (5) days following receipt of any such notice.  Furthermore, such policies shall contain the following unless waived in writing by both Parties:

1.9.1

Notice of Injurious Exposure to Conditions (Third Party Policies Only).  The failure of any agent, servant, or employee of any insured to notify the insurer of any occurrence of which he has knowledge shall not invalidate the insurance afforded by this policy as respects any additional insured.

1.9.2

Knowledge of Injurious Exposure to Conditions (Third Party Policies Only).  The knowledge of an occurrence by the agent, servant, or employee of the insured shall not in itself constitute knowledge by the insured, unless the insured’s risk management department shall have received such notice from its or their agent, servant, or employee.

1.9.3

Errors and Omissions.  The coverages afforded by each policy shall not be invalidated or affected by any unintentional errors or omissions in any information required to be reported.

1.10

Subrogation Waiver.  Except as otherwise provided in this Exhibit C, Buyer and Supplier waive all subrogation rights against (a) each other, (b) any of the other’s subcontractors (of any tier), agents and employees, and (c) any of the other’s consultants, separate contractors, if any, and any of their subcontractors (of any tier), agents and employees, for damages caused by fire or other causes of Loss to the extent covered by All Risk Property Insurance obtained pursuant to Section 1.4.1 or other property insurance covering any property that is part of the Project.

Exhibit D

Availability Covenants

1.

Defined Terms.  Initially-capitalized terms used herein without other definition shall have the meanings specified in Article 1 of the Service and Maintenance Agreement (the “Agreement”) to which this Exhibit D is attached unless the context requires otherwise.  In addition, the following terms shall have the following respective meanings:

“Availability” shall have the meaning set forth in Section 3.2(b).

“Availability Bonus” shall have the meaning set forth in Section 3.5(a).

“Availability Liquidated Damages” shall have the meaning set forth in Section 3.1.

“Availability Term” shall mean the five (5) year period beginning on the earlier of the final Deemed Commissioning Completion Date and the Final Commissioning Completion Date.

“Calendar Hours” shall have the meaning set forth in Section 3.2(b)(i).

“First Production Year” shall mean the one (1) year period of time commencing from and including the earlier of the final Deemed Commissioning Completion Date and the Final Commissioning Completion Date to and excluding the first anniversary of such date.

“Measured Average Availability” shall have the meaning set forth in Section 3.2(a).

“Production Period” shall mean, as applicable, (a) the first six (6) months of the First Production Year, (b) the second six (6) months of the First Production Year, and (c) the four subsequent twelve (12) month periods commencing on the expiration of the First Production Year, or the anniversary thereof, and continuing until the end of the Availability Term.

“Projected Average Availability” or “PAA” shall have the meaning set forth in Section 3.4(a).

“Supplier Controllable Hours” shall have the meaning set forth in Section 3.2(b)(ii).

“Supplier Uncontrollable Hours” shall have the meaning set forth in Section 3.2(b)(iii).

2.

Interpretation.  The rules of interpretation set forth in Article 1 of the Agreement shall apply to this Exhibit D, except that references in this Exhibit D to a section or paragraph shall be to a section or paragraph of this Exhibit D unless otherwise indicated.

3.

Availability.

3.1

Availability Covenant.  During the Availability Term, and subject to the exclusions set forth in Section 2.5 and the provisions of Section 7.1 of the

Agreement, to the extent that the Measured Average Availability is less than the Projected Average Availability, Supplier shall pay to Buyer, liquidated damages for such Production Period (the “Availability Liquidated Damages”), calculated pursuant to the formula set forth in Section 3.4.  If the Availability Term commences on the final Deemed Commissioning Completion Date, the Measured Average Availability shall be deemed to be equal to the Projected Average Availability until Final Commissioning Completion has been achieved.

3.2

Availability Calculation.  During the Availability Term, Supplier shall calculate the Measured Average Availability based on the formula set forth below within thirty (30) days after the end of each Production Period.

(a)

“Measured Average Availability” or “MAA” (expressed as a percentage between 0-100%) shall equal the sum of the Availability for all Wind Turbines divided by the number of Wind Turbines.

i.e.

(b)

“Availability” (expressed as a percentage between 0-100%) shall be calculated in accordance with the following formula:

Availability (0-100%) =

Where:

(i)

“Calendar Hours” shall equal the total number of hours in the applicable Production Period.

(ii)

“Supplier Controllable Hours” shall equal the total number of hours during the applicable Production Period during which the relevant Wind Turbine was unavailable to generate electricity due to one or more of the following:

(1)

the Wind Turbine being paused or withdrawn from use by Supplier for reasons other than those covered in the definition of Supplier Uncontrollable Hours set forth below; and

(2)

an error identified by the Wind Turbine controller that is defined as a “Manufacturer responsibility” in the Error Code Allocation Table;

provided, however, that if any of the events described above in paragraphs (1) and (2) occur simultaneously in the same hour, then the relevant hour shall only be counted once in order to prevent double counting.

(iii)

“Supplier Uncontrollable Hours” shall equal the total number of hours during the applicable Production Period during which the relevant Wind Turbine was unavailable to generate electricity due to one or more of the following:

(1)

a breakdown or shutdown of the Wind Turbine as a result of the exclusions set forth in Section 2.5 of the Agreement;

(2)

a shutdown of the Wind Turbine in response to (i) an emergency or safety issue other than an emergency or safety issue arising due to a Defect or (ii) a claim of infringement or improper use of intellectual property in relation to the Turbine Equipment;

(3)

the Wind Turbine being paused or withdrawn from use by Buyer, or any employee, subcontractor, agent or representative of Buyer (other than Supplier, its Affiliates and Subcontractors) for any reason other than for safety reasons related to a Defect;

(4)

the electric transmission or distribution system to which the Project is interconnected operating outside the defined voltage, frequency limits, or other operational parameters of the Wind Turbines;

(5)

defects in the Balance of Plant Work preventing or adversely affecting the performance or operation of the Wind Turbine;

(6)

Buyer failing to provide Access to Supplier in accordance with Section 4.1 of the Agreement or otherwise failing to comply with its obligations under the Agreement in a manner that delays or prevents Supplier from performing its obligations under the Agreement or otherwise prevents or adversely affects the performance or operation of the Wind Turbine; and

(7)

an error identified by the Wind Turbine controller that is not defined as a “Manufacturer responsibility” in the Error Code Allocation Table;

provided, however, that if any of the events described above in paragraphs (1) through (7) occur simultaneously in the same hour, then the relevant hour shall only be counted once in order to prevent double counting.

3.3

Availability Calculation Verification.  Promptly after Supplier calculates the Measured Average Availability in accordance with Section 3.2, Supplier shall provide to Buyer Written Notice of the results of such calculation.  Such notice shall (a) include the calculated Measured Average Availability (including backup information on which the calculation was based and reflecting the duration of each fault and applicable error code from the Error Code Allocation Table, applicable to such fault), (b) identify the number of hours that were subject to the provisos regarding double counting in Section 3.2(b)(ii) and Section 3.2(b)(iii), and (c) identify the number of hours, and whether such hours were treated as Supplier Controllable Hours or Supplier Uncontrollable Hours, in which an error was identified in the Wind Turbine controller and the error code for such error was mischaracterized by the controller.  Such notice shall contain a statement that Buyer has ten (10) Business Days to respond to the notice.  Buyer may, within ten (10) Business Days following receipt of the foregoing notice, request in writing that the Parties meet to reconcile any disagreements concerning the calculation of the Measured Average Availability.  Following receipt of such a request, the Parties shall meet at a mutually agreeable time and location to review the calculation of the Measured Average Availability, and shall negotiate reasonably and in good faith to resolve any disagreements concerning such calculation.

3.4

Availability Damages.

(a)

To the extent that Availability Liquidated Damages are owed by Supplier to Buyer hereunder, such damages shall be calculated in accordance with the following formula:

Availability Liquidated Damages = (PAA – MAA)  LD Rate  Wind TurbinePROD

Where:

PAA =

“Projected Average Availability” for the relevant Production Period, which is equal to:

90%

for the Production Period consisting of the first six (6) months of the First Production Year;

95%

for the Production Period consisting of the second six (6) months of the First Production Year; and

95%

for each subsequent Production Period.

MAA =

Measured Average Availability calculated for the relevant Production Period in accordance with Section 3.2.

LD Rate =

$50 per MWh

Wind TurbinePROD =

The sum of net metered output (in MWh) of all Wind Turbines during the relevant Production Period, as measured by Buyer’s revenue quality meter, divided by the Measured Average Availability calculated for the relevant Production Period in accordance with Section 3.2.

(b)

Supplier shall pay Availability Liquidated Damages, if any, to Buyer within thirty (30) days after the date on which the calculation made pursuant to Section 3.2 is approved in accordance with Section 3.3; provided, that if there is a good faith dispute between the Parties regarding the calculation or the responsibility for the failure, Supplier shall pay the undisputed portion of the Availability Liquidated Damages and the balance, if any, shall be paid upon resolution of such dispute in accordance with the dispute resolution provisions set forth in Article 12 of the Agreement.

3.5

Availability Bonus.

(a)

If for any Production Period, the Measured Average Availability for such Production Period is greater than 96% for such Production Period, Buyer shall pay Supplier a bonus for such Production Period (the “Availability Bonus”), calculated pursuant to the formula set forth below:

Availability Bonus = (MAA – 96%   Bonus Rate  Wind TurbinePROD

Where:

MAA =

Measured Average Availability calculated for the relevant Production Period in accordance with Section 3.2.

Bonus Rate =

50% of the LD Rate.

Wind TurbinePROD =

The sum of net metered output (in MWh) of all Wind Turbines during the relevant Production Period, as measured by Buyer’s revenue quality meter, divided by the Measured Average Availability calculated for the relevant Production Period in accordance with Section 3.2.

(b)

Buyer shall pay Availability Bonuses, if any, to Supplier within thirty (30) days after the date on which the calculation made pursuant to Section 3.2 is approved in accordance with Section 3.3; provided, that if there is a good faith dispute between the Parties regarding the calculation or the responsibility for the failure, Buyer shall pay the undisputed portion of the Availability Bonuses and the balance, if any, shall be paid upon resolution of such dispute pursuant to the dispute resolution provisions set forth in Article 12 of the Agreement.

4.

Audit Rights.  Buyer shall have the right to review all data reasonably necessary to verify the Measured Average Availability calculation provided by Supplier pursuant to Section 3.3.  Supplier shall provide such information to Buyer within ten (10) Business Days following receipt of a written request from Buyer for such information.  If Buyer disputes the accuracy of any calculation of the Measured Average Availability, including the allocation of faults as set forth in the Error Code Allocation Table, Buyer shall notify Supplier in writing no later than thirty (30) days following receipt of the foregoing information.  Buyer’s rights under this Section 4 shall terminate ninety (90) days after termination of the Agreement.

5.

Remedies Not a Penalty.  The Parties acknowledge and agree that it is difficult or impossible to determine with precision the amount of damages that would or might be incurred by Buyer as a result of the failure of the Wind Turbines to maintain the Projected Average Availability.  It is understood and agreed by the Parties that (i) Buyer shall be damaged by the failure of the Turbine Equipment to maintain the Projected Average Availability, (ii) it would be impracticable or extremely difficult to fix the actual damages resulting therefrom, (iii) any sums which would be payable under this Exhibit D are in the nature of liquidated damages, and not a penalty, and are fair and reasonable, and (iv) each payment represents a reasonable estimate of fair compensation for the losses that may reasonably be anticipated from each such failure.  Payment of the liquidated damages set forth in this Exhibit D will be the sole and exclusive remedy of Buyer and the sole and exclusive liability and exclusive measure of damages of Supplier with respect to any failure of the Wind Turbines to maintain the Projected Average Availability.  Once payment of such liquidated damages has been paid, Supplier shall be relieved of any and all further liability in respect of such failure.

Exhibit E

Error Code Allocation Table

Error Allocation Table - V82

Downtime

Event

Allocation,

Normal

Code

Event Title

Default Setting

operation

Manufacturer

Owner Utility

Environmental

1

Power up

Uncontrollable

2

Asymmetric voltage

Uncontrollable

X

3

High voltage L1

Uncontrollable

X

4

High voltage L2

Uncontrollable

X

5

High voltage L3

Uncontrollable

X

6

Low voltage L1

Uncontrollable

X

7

Low voltage L2

Uncontrollable

X

8

Low voltage L3

Uncontrollable

X

9

Grid spikes L1

Uncontrollable

X

10

Grid spikes L2

Uncontrollable

X

11

Grid spikes L3

Uncontrollable

X

12

Grid drop voltage L1

Uncontrollable

X

13

Grid drop voltage L2

Uncontrollable

X

14

Grid drop voltage L3

Uncontrollable

X

30

Asymmetric current fast

Uncontrollable

X

31

Asymmetric current slow

Uncontrollable

X

49

Vector surge

Uncontrollable

X

50

Phase sequence fault

Uncontrollable

X

60

Low frequency L1

Uncontrollable

X

63

High frequency L1

Uncontrollable

X

81

Short avg. power gen.G high

Controllable

X

83

Power gen.G high

Controllable

X

87

Negative Power gen.G

Controllable

X

89

Negative Power high

Controllable

X

99

Power deviation

Controllable

X

100

Ambient temp. high

Uncontrollable

X

101

Ambient temp. low

Uncontrollable

X

102

Nacelle temp. high

Controllable

X

103

Nacelle temp. low

Controllable

X

106

Gen.G temp. high

Controllable

X

107

Gen.G temp. low

Controllable

X

108

Gen.g temp. high

Controllable

X

109

Gen.g temp. low

Controllable

X

112

Gear oil temp. high

Controllable

X

113

Gear oil temp. low

Controllable

X

114

Gear bear. front temp. high

Controllable

X

116

Gear bear. rear temp. high

Controllable

X

122

Control panel temp. high

Controllable

X

123

Control panel temp. low

Controllable

X

124

Thyristor temp. high

Controllable

X

125

Thyristor temp. low

Controllable

X

128

Transformer temp. high

Controllable

X

132

Transformer W1 temp. high

Controllable

X

133

Transformer W1 temp. low

Controllable

X

134

Transformer W2 temp. high

Controllable

X

135

Transformer W2 temp. low

Controllable

X

136

Transformer W3 temp. high

Controllable

X

137

Transformer W3 temp. low

Controllable

X

140

Phase comp. panel temp. high

Controllable

X

141

Phase comp. panel temp. low

Controllable

X

144

Hub panel temp. high

Controllable

X

145

Hub panel temp. low

Controllable

X

146

Generator bear. front temp. high

Controllable

X

148

Generator bear. rear temp. high

Controllable

X

150

Pitch oil temp. high

Controllable

X

151

Pitch oil temp. low

Controllable

X

152

Main panel temp. high

Controllable

X

153

Main panel temp. low

Controllable

X

154

Top box temp. high

Controllable

X

155

Top box temp. low

Controllable

X

156

Tower base temp. high

Controllable

X

157

Tower base temp. low

Controllable

X

182

Pitch Accumulator temp. Low

Controllable

X

186

Interm.gear front temp. High

Controllable

X

Error Allocation Table - V82

Downtime

Event

Allocation,

Normal

Code

Event Title

Default Setting

operation

Manufacturer

Owner Utility

Environmental

188

Interm.gear rear temp. High

Controllable

X

190

Main bearing oil temp. High

Controllable

X

191

Main Bearing oil temp. Low

Controllable

X

198

Untwist CW fault

Controllable

X

199

Untwist CCW fault

Controllable

X

200

Yaw box fault

Controllable

X

204

Short untwist CW

Uncontrollable

X

205

Short untwist CCW

Uncontrollable

X

206

Long untwist CW

Uncontrollable

X

207

Long untwist CCW

Uncontrollable

X

208

Too long CW yaw

Controllable

X

209

Too long CCW yaw

Controllable

X

210

Too long untwist time

Controllable

X

212

Nacelle position CW fault

Controllable

X

213

Nacelle position CCW fault

Controllable

X

219

Wind sensor fault

Controllable

X

224

Long term yaw fault

Controllable

X

225

Short term yaw fault

Controllable

X

226

10 min wind speed high

Uncontrollable

X

228

1 min wind speed high

Uncontrollable

X

230

1 sec wind speed high

Uncontrollable

X

232

Anemometer 1 fault

Controllable

X

234

Wind vane 1 fault

Controllable

X

235

Wind vane 2 fault

Controllable

X

236

Wind vane fault

Controllable

X

240

Ice detected

Uncontrollable

X

241

Ice sensor fault

Controllable

X

250

Gear box ratio fault

Controllable

X

251

Generator overspeed 1

Controllable

X

252

Generator overspeed 2

Controllable

X

253

Cut-In overspeed

Controllable

X

254

Rotor overspeed

Controllable

X

260

Generator speed sensor 1 fault

Controllable

X

262

Rotor speed sensor 1 fault

Controllable

X

290

Lubr. Pump overload - generator

X

291

Nacelle fan overload

Controllable

X

293

Yaw motor 6 overload

Controllable

X

301

Yaw motor 1 overload

Controllable

X

302

Yaw motor 2 overload

Controllable

X

303

Yaw motor 3 overload

Controllable

X

304

Yaw motor 4 overload

Controllable

X

305

Gear oil pump overload

Controllable

X

307

Water pump overload

Controllable

X

308

Main bearing pump overload

X

310

Shaft brake pump overload

Controllable

X

311

Yaw brake pump overload

Controllable

X

312

Pitch feeder pump overload

Controllable

X

313

Pitch main pump overload

Controllable

X

315

Off-line filter pump overload

Controllable

X

316

Yaw motor 5 overload

Controllable

X

319

Lubrication pump overload

Controllable

X

321

Pump time shaft brake too long

Controllable

X

322

Pump time yaw bake too long

Controllable

X

323

Pump time pitch too long

Controllable

X

329

Too freq. pitch idle valve ops

Controllable

X

330

Too freq. hub pump starts

Controllable

X

331

Too freq. shaft brake recharge

Controllable

X

332

Max lubr. Faults - generator

X

333

Max missing lubr. - generator

X

340

Shaft brake 1 hot

Controllable

X

342

Shaft brake 1 worn

Controllable

X

350

Shaft Brake too slow

Controllable

X

352

Safety braking too slow

Controllable

X

Error Allocation Table - V82

Downtime

Event

Allocation,

Normal

Code

Event Title

Default Setting

operation

Manufacturer

Owner Utility

Environmental

354

Shaft brake slipping

Controllable

X

355

Too slow rotation

Controllable

X

356

Aerodynamic braking slow

Controllable

X

357

Shaft brake not released

Controllable

X

359

Pitch oil low

Controllable

X

360

No lubric. Flow main bearing

X

362

Gearbox oil low

Controllable

X

363

Max. no. of lubrication faults

X

364

Max. no. of missing lubrication

X

368

Hub pump inlet pressure low

Controllable

X

371

Shaft brake pressure too high

Controllable

X

372

Yaw brake pressure too high

Controllable

X

376

Shaft brake pressure too low

Controllable

X

377

Yaw brake pressure too low

Controllable

X

379

Gear oil pressure too low

Controllable

X

380

Platform switch

Controllable

X

381

Yaw brake not released

Controllable

X

382

Yaw brake bypass valve defect

Controllable

X

383

Drip tray level high

X

384

Hub filter clogged

X

387

Off-line filter clogged

Controllable

X

388

Gear oil filter clogged

X

389

Feeder pump filter clogged

X

391

Speed sensor fault TAC84

Controllable

X

392

Vibration sensor fault TAC84

Controllable

X

393

Vibration TAC84

Controllable

X

394

Overspeed guard TAC84

Controllable

X

395

Vibration in nacelle

Controllable

X

396

Sensor fault / direction TAC85

Controllable

X

397

Overspeed guardTAC85

Controllable

X

398

TAC 84 com. Fault

Controllable

X

399

TAC 85 com. Fault

Controllable

X

400

Speed change g -> G fault

Controllable

X

401

Speed change G -> g fault

Controllable

X

432

Blade 1 not at stop

Controllable

X

433

Blade 2 not at stop

Controllable

X

434

Blade 3 not at stop

Controllable

X

440

Hub hatch open

Controllable

X

441

Hub hatch override

Controllable

X

445

Hub computer com. fault

Controllable

X

448

Charging pitch in stop mode

Controllable

X

449

Hub interlock triggered

Controllable

X

450

Pitch acceleration fault

Controllable

X

451

Pitch seized

Controllable

X

457

Unbalanced pitch shutdown

Controllable

X

458

Two blades too far from stop

Controllable

X

459

Run pitch pressure low

Controllable

X

463

High press. Pitching prohibited

Controllable

X

464

Too frequent realignment ops.

X

466

TAC computer com. Fault

Controllable

X

467

Pitch ac. pressure high

Controllable

X

468

Pitch ac. pressure mismatch

Controllable

X

469

Pitch ac. press. sensor fault

Controllable

X

473

Hub output supply unstable

Controllable

X

474

Pitch pos sensor fault blade 1

Controllable

X

475

Pitch pos sensor fault blade 2

Controllable

X

476

Pitch pos sensor fault blade 3

Controllable

X

477

Pitch pos sig unstable blade 1

Controllable

X

478

Pitch pos sig unstable blade 2

Controllable

X

479

Pitch pos sig unstable blade 3

Controllable

X

480

Mode timeout fault

Controllable

X

481

Shut down system check

Controllable

X

485

Too freq. pitch recharge

Controllable

X

Error Allocation Table - V82

Downtime

Event

Allocation,

Normal

Code

Event Title

Default Setting

operation

Manufacturer

Owner Utility

Environmental

486

Unbalanced pitch

Controllable

X

487

Pitching to run fault blade 1

Controllable

X

488

Pitching to run fault blade 2

Controllable

X

489

Pitching to run fault blade 3

Controllable

X

490

Pitching to stop fault blade 1

Controllable

X

491

Pitching to stop fault blade 2

Controllable

X

492

Pitching to stop fault blade 3

Controllable

X

499

Unbalanced pitch - Generation

Controllable

X

500

24VDC supply off

Controllable

X

504

Main CB 1 tripped

Controllable

X

510

CB tripped main panel

Controllable

X

511

CB tripped valve supply

Controllable

X

512

CB tripped hub supply

Controllable

X

515

Emergency relay open

Controllable

X

516

Safety relay open

Controllable

X

518

24 VDC supply off topbox

Controllable

X

530

Gen.G contactor open

Controllable

X

531

Gen.g contactor open

Controllable

X

532

Bypass contactor open

Controllable

X

563

Thyristor fuse blown

Controllable

X

564

Pitch soft starter fault

Controllable

X

570

Dynamic phase comp. com. Fault

Controllable

X

571

Dynamic phase comp. Alarm

Controllable

X

590

TAC 84 downwind com. Fault

Controllable

X

591

Speed sensor fault TAC 84 downwind

Controllable

X

592

Viration sensor fault TAC 84 downwind

Controllable

X

593

Vibration TAC 84 downwind

Controllable

X

594

TAC 84 fault - downwind

Controllable

X

595

TAC 84 Lateral com. Fault

Controllable

X

596

Speed sensor fault TAC 84 lateral

Controllable

X

597

Vibration sensor fault TAC 84 lateral

Controllable

X

598

Vibration TAC 84 Lateral

Controllable

X

599

TAC 84 fault - lateral

Controllable

X

600

Manual stop top box

Controllable

X

601

Manual stop keyboard

Controllable

X

602

Emergency stop

Controllable

X

603

Safety stop

Controllable

X

604

Remote stop

Uncontrollable

X

605

Remote start

X

621

Service key

Controllable

X

630

Gen.G contactor closed

Controllable

X

631

Gen.g contactor closed

Controllable

X

632

By-pass contactor closed

Controllable

X

684

Transient - control panel

Controllable

X

686

Battery charger fault

Controllable

X

687

Battery voltage low

Controllable

X

691

User defined alarm 1

692

User defined alarm 2

697

User defined alarm 7

698

User defined alarm 8

751

Emergency line test fault

Controllable

X

754

Pitch press test fault blade 1

Controllable

X

755

Pitch press test fault blade 2

Controllable

X

756

Pitch press test fault blade 3

Controllable

X

760

Phase comp. test fault

Controllable

X

775

UPS general alarm

Controllable

X

776

UPS battery fault

Controllable

X

800

Phase comp. step 1 fault

Controllable

X

801

Phase comp. step 2 fault

Controllable

X

802

Phase comp. step 3 fault

Controllable

X

803

Phase comp. step 4 fault

Controllable

X

804

Phase comp. step 5 fault

Controllable

X

810

Pt100 Fault main bearing oil

Controllable

X

820

Thyristor L1 open circuit

Controllable

X

Error Allocation Table - V82

Downtime

Event

Allocation,

Normal

Code

Event Title

Default Setting

operation

Manufacturer

Owner Utility

Environmental

821

Thyristor L2 open circuit

Controllable

X

822

Thyristor L3 open circuit

Controllable

X

823

Thyristor L1 short circuit

Controllable

X

824

Thyristor L2 short circuit

Controllable

X

825

Thyristor L3 short circuit

Controllable

X

835

Power consumption sensor fault

Controllable

X

841

Press. sensor fault shaft brake

Controllable

X

842

Press. sensor fault hub inlet

Controllable

X

843

Press. sensor fault yaw brake

Controllable

X

844

Press. sensor fault gear oil

Controllable

X

848

Pt100 fault interm. Gear front

Controllable

X

849

Pt100 fault interm. Gear rear

Controllable

X

851

Pt100 fault Pitch Accumulator

Controllable

X

860

PT100 fault gen.G

Controllable

X

861

PT100 fault gear oil

Controllable

X

862

PT100 fault ambient

Controllable

X

863

PT100 fault pitch oil

Controllable

X

864

PT100 fault thyristor

Controllable

X

865

PT100 fault main panel

Controllable

X

866

PT100 fault nacelle

Controllable

X

867

PT100 fault gen. g

Controllable

X

869

PT100 fault gear bear. front

Controllable

X

870

PT100 fault gear bear. Rear

Controllable

X

871

PT100 fault main bearing

Controllable

X

873

PT100 fault yaw rim

Controllable

X

875

PT100 fault transformer

Controllable

X

876

PT100 fault gen. bear. front

Controllable

X

877

PT100 fault gen. bear. rear

Controllable

X

878

PT100 fault hub panel

Controllable

X

880

PT100 fault water before cooler

Controllable

X

881

PT100 fault water after cooler

Controllable

X

882

PT100 fault gear oil exchanger

Controllable

X

885

PT100 fault transformer W1

Controllable

X

886

PT100 fault transformer W2

Controllable

X

887

PT100 fault transformer W3

Controllable

X

888

PT100 fault control panel

Controllable

X

889

PT100 fault phase comp.

Controllable

X

890

Pt100 fault tower base

Controllable

X

891

Pt100 fault top box

Controllable

X

906

No grid measurement

Uncontrollable

X

908

MCU1b timeout

Controllable

X

914

MCU1b EEPROM fault

Controllable

X

920

Remote programming

Controllable

X

930

Internal battery low

X

950

Parameter fault 1

Controllable

X

951

Parameter fault 2

Controllable

X

952

Recall factory parameters

Controllable

X

981

Cut-in phase sequence fault

Controllable

X

982

Cut-in frequency fault

Controllable

X

983

Cut-in phase vector fault

Controllable

X

984

Cut-in peak current L1

Controllable

X

985

Cut-in peak current L2

Controllable

X

986

Cut-in peak current L3

Controllable

X

987

Cut-in avg. current L1

Controllable

X

988

Cut-in avg. current L2

Controllable

X

989

Cut-in avg. current L3

Controllable

X

992

TOI 1 com fault

Controllable

X

993

TOI 2 com fault

Controllable

X

998

Max stop time

X

999

Max automatic reset times

Controllable

X

Exhibit F

Project Site Description

Property #1

West Half (W 1/2) of the Southwest Quarter (SW 1/4) of Section 21, and the West Half (W 1/2) of the Northwest Quarter (NW 1/4) of Section 28, all in Township 99 North, Range 21, West of the 5th P.M. Worth County, Iowa,

EXCEPT:

The North 561.00 feet of the East 444.00 feet of the Northwest Quarter (NW 1/4) of the Southwest Quarter (SW 1/4) of Section Twenty-one (21); township Ninety-nine (99); Range Twenty-one West (R 21 W) of the 5th Prime Meridian, Worth County, Iowa containing 5.72 acres more or ess which includes 0.34 acres of existing public right of way.

Property #2

The West Half (W 1/2) of the Southeast Quarter (SE 1/4) and the East Half (E 1/2) of the Southwest Quarter (SW 1/4) of Section Twenty-one (21), and the Northeast Quarter (NE 1/4) of the Northwest Quarter (NW 1/4) of Section Twenty-eight (28), all in Township Ninety-nine (99) North, of Range Twenty-one (21), West of the 5th P.M.

EXCEPT:

A parcel of land located in the Northeast Quarter (NE 1/4) of the Southwest Quarter (SW 1/4) and the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4), all in Section Twenty-one (21), in Township Ninety-nine (99) North, of Range Twenty-one (21) West of the 5th P.M., Worth County, Iowa, more particularly described as follows:  Beginning at the center of said Section Twenty-one (21); thence S 90 degrees 00' E Four Hundred Seventy-two and Seven-tenths (472.7) feet along the North line of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4); thence S 0 degrees 00' E Three Hundred Eighty-two and Nine-tenths (382.9) feet; thence N 86 degrees 21' W One Hundred Nineteen and Two-tenths (119.2) feet; thence S 0 degrees 00' E Three Hundred Eighty-two and Six-tenths (382.6) feet; thence N 89 degrees 12' W Five Hundred Two and Four-tenths (502.4) feet; thence N 0 degrees 21' W Seven Hundred Sixty-six and Three-tenths (766.3) feet to the North line of the Northeast Quarter (NE 1/4) of the Southwest Quarter (SW 1/4); thence S 89 degrees 56' E One Hundred Fifty-three and Four-tenths (153.4) feet along said North line to the point of beginning.

Property #3

East One-half (E 1/2) of Southeast Quarter (SE 1/4) of Section Twenty-one (21) all in Township Ninety-nine (99) North, Range Twenty-one (21), West of the 5th P.M., Worth County, Iowa.

Property #4

North East Quarter (NE 1/4) of Section Twenty-eight (28), Township Ninety-nine (99) North, Range Twenty-one (21), West of the Fifth P.M.

Property #9

Southwest Quarter (SW 1/4) and the Southeast Quarter (SE 1/4) of the Northwest Quarter (NW 1/4), Section 28, Township 99 North, Range 21 West of the 5th P.M., Worth County, Iowa.

Property #10

The West One-half (W 1/2) of the Southeast Quarter (SE 1/4) of Section Twenty-eight (28) Township Ninety-nine (99) North of Range Twenty-one (21) West of the 5th P.M., Worth County, Iowa.

Property #11

The West Half (W½) of Southwest Quarter (SW¼) of Section Twenty-seven (27), and East One-half (E½) of Southeast Quarter (SE¼) of Section Twenty-eight (28), all in Township Ninety-nine (99) North, of Range Twenty-one (21), West of the 5th P.M., Worth County, Iowa, except parcel of land situated in the Southeast Corner of the Southeast Quarter, of Section Twenty-eight (28), Township Ninety-nine (99) North, of Range Twenty-one (21), West of the 5th P.M., and more particularly described as follows, to-wit:  Commencing at a point 2 rods North and 1½ rods West of the Southeast Corner of Section 28, and running thence North 11½ rods; thence West 14 rods; thence South 11½ rods; and thence 14 rods to place of beginning, also excepting therefrom A parcel of land located in the E½ of the SE ¼ of Section 28, Township 99 North, Range 21 West of the 5th P.M., Worth County, Iowa, more particularly described as follows:  Commencing at the E ¼ Corner of said Section 28, thence South 1273.3 feet along the East line of the SE ¼ of said Section 28 to the point of beginning, thence S 88° 46' W 490.5 feet, thence North 105.0 feet, thence West 845.9 feet to the West line of said E½-SE¼, thence S 0° 52' 30" E 748.4 feet along said West line, thence East 834.5 feet, thence North 593.3 feet, thence N 88° 46' E 490.5 feet to said East line, thence North 50.0 feet along said East line to the point of beginning, containing 15.00 Acres of which 0.05 Acres is in county road easement.  The East line of the SE¼ of Section 28-99-21 is assumed to bear North and South.

Property #12

The West One-half (W 1/2) of the Southeast Quarter (SE 1/4); and the East One-half (E 1/2) of the Southwest Quarter (SW 1/4) of Section Twenty-Seven (27) in Township Ninety-nine (99) North, of Range Twenty-one (21), West of the 5th P.M., Worth County, Iowa.

Property #13

Northeast Quarter of the Southeast Quarter of Section 27, Township 99 North, Range 21 West,Southeast Quarter of the Southeast Quarter except the church in Southeast corner of Section 27, Township 99 North, Range 21 West,

Said church site described as follows:  Beginning at the Southeast corner of Southeast Quarter, thence W 12 rods; thence North 27 rods; thence East 12 rods; thence South 27 rods to the point of beginning,

Also excepting a parcel of land commencing at a point twelve (12) rods West of the Southeast Corner of Section 27, township 99, Range 21; thence 27 rods North, thence 58 feet West, thence 27 rods South, thence 58 feet East, to point of beginning,

Also excepting a parcel of land commencing at a point 12 rods and 58' west of the Southeast corner of Section 27, Township 99, Range 21, West of the 5th P.M.; thence North 27 rods; thence West 19 feet; thence South 27 rods; thence East 19 feet to the point of beginning.   Also excepting a parcel of land commencing at a point 16 rods and 11 feet west of the Southeast corner of section 27, Township 99, Range 21; thence North 27 rods; thence West 22 feet; thence South 27 rods; thence East 22 feet to point of beginning,

Also excepting a parcel of land commencing at a point 297 feet West of the Southeast corner of Section 27, Township 99, Range 21; thence West on the section line 42 feet; thence North 656.5 feet; thence East 339 feet to the East section line; thence South on the east section line 211 feet; thence West 297 feet; thence South 445.5 feet to the place of beginning, containing 2.07 acres more or less,

Also excepting therefrom all that part of the Southeast Quarter of the Southeast Quarter of Section 27, Township 99 North, Range 21 West, lying South of the centerline of Worth County Road A-38 (also known as 410th Street).

Property #20

(iv)

The Southwest Quarter (SW 1/4) except the West Four and One-Half (4-1/2) rods of the South Forty-Five (45) rods thereof; and the South Half (S 1/2) of South Half (S 1/2) of Northwest Quarter (NW 1/4); of Section Twenty-six (26), in Township Ninety-nine (99) North, of Range Twenty-one (21), West of the 5th P.M., Worth County, Iowa.

Exhibit G

Post Term Parts Warranty Terms and Conditions

If a replacement Part has been installed in the Turbine Equipment during the final year of the Term and Buyer discovers a Defect in such replacement Part after expiration of the Term but within one year of the date of installation of such replacement Part, Supplier shall replace the Part provided that Buyer complies with the following terms and conditions:

1.

Buyer must ship the allegedly Defective Part to Supplier at the site office of Supplier nearest to the Project Site at Buyer’s sole cost and expense.

2.

If Supplier agrees that the returned Part is a Defective Part, Supplier shall, at its sole cost and expense, ship a replacement Part for the Defective Part to the Project Site.

3.

If Supplier does not agree that the returned Part is a Defective Part, Supplier shall notify Buyer of such dispute, and the Parties will make all reasonable efforts to amicably settle the dispute.  If amicable settlement is not possible, the Parties shall refer the dispute to binding arbitration pursuant to the provisions contained in Article 12 of the Agreement.

4.

If the replacement Part is determined by the arbitrator to be a Defective Part, Supplier shall comply with the provisions of Section 2 of this Exhibit G and reimburse Buyer for all reasonable attorneys’ fees and expenses in accordance with Section 12.2 of the Agreement.  If the replacement Part is determined by the arbitrator not to be a Defective Part, Supplier shall return the part to Buyer, and Buyer shall reimburse Supplier for all reasonable attorneys’ fees and expenses in accordance with Section 12.2 of the Agreement.

5.

If Buyer wishes to have a replacement Part sent by Supplier prior to (i) returning the allegedly Defective Part, or (ii) a final determination being made regarding whether such Part is a Defective Part, then Buyer may issue a purchase order for a replacement Part.  Supplier shall process such purchase order upon receipt thereof and ship a replacement Part to the Project Site.  If, following the issuance of such a purchase order, (i) Buyer fails to return the allegedly Defective Part to Supplier within fifteen (15) days of issuing the purchase order, or (ii) a final determination is made that the returned Part is not a Defective Part, then Buyer shall be required, within ten (10) days of such date, to pay Supplier the Supplier’s then current list price for the replacement Part previously shipped.

6.

If Supplier is responsible for the costs and  expenses for shipping of Parts to the Project Site,  Supplier will pay for standard ocean freight (if applicable) and standard inland ground shipping, but will not be required to incur any expedited shipping charges.

7.

A Defective Part shall become the property of Supplier once a replacement Part for such Defective Part has been shipped to the Project Site.

Exhibit H

Project Specific Operational Requirements

None.